Exhibit 99.1

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3003 Oak Road
Walnut Creek, CA 94597


PMI Mortgage Insurance Co. (an Arizona corporation hereinafter called the "Company") agrees to pay to the Insured, in consideration of the premium or premiums to be paid as hereinafter specified and in reliance upon the Insured's representations and statements made in any Application for coverage under this Policy, any loss due to the Default by a Borrower on a Loan, subject to the terms and conditions contained herein.

To obtain information about this Policy, to register a complaint or to obtain information about related mortgage guaranty insurance products and services offered by the Company, the insured or its servicer may call the Company toll free at 800-288-1970.


Insured's Name and Mailing Address                              Policy Number

BNY Western Trust Co as Co-Trustee for the                      21827-0003-0
CWABS Asset-Backed Certificates Series 2004-AB1
700 South Flower Street, Suite 200
Los Angeles, CA 90017-4104


IN WITNESS WHEREOF, the Company has caused its Corporate Seal to be affixed hereto and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signature and binding on the Company.

                          PMI Mortgage Insurance Co.

                                    [SEAL]

  /s/ L. Stephen Smith                            /s/ Victor J. Bacigalupi
---------------------------                     -------------------------------
L. Stephen Smith, President                     Victor J. Bacigalupi, Secretary

                                 -------------



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                             TERMS AND CONDITIONS

I.    Definitions

  A. Acquisition Option means the method of determining the amount of the Insurance Benefit with respect to a Loan as set forth in Section V., C., 1.

  B. Advances means the reasonable and necessary sums paid by the Insured with respect to Loan after Default, for the following:

      1.  Hazard insurance premiums;

      2.  Real estate property taxes;

      3.  Property protection and preservation expenses;

      4.  Property sales expenses;

      5. Customary foreclosure costs including Court Expenses and reasonable attorney's fees;

      6. Costs of other customary legal proceedings, as may be necessary to obtain Good and Merchantable Title to or Possession of the Property; and

      7.  Loss mitigation expenses.

  C. Anticipated Loss means, in connection with a Claim, an amount equal to the Company's cost of paying the full Claim Amount calculated in accordance with Section V., B., less the amount the Company reasonably anticipates receiving as net proceeds of the sale of the Property, subtracting also from such proceeds all anticipated costs of the sale and holding costs, but in any event, such amount shall never be greater than the Loss calculated under the Percentage Option in accordance with
      Section V., C., 2.

  D. Application means the Insured's statements and descriptions, both oral and written, relative to the Loan made in connection with the application or negotiation for the insurance provided by this Policy, including the representations made, and documents executed by the Borrower, as evidenced by documents, writings, electronic media transfers, telephone data transmissions, and the like.

  E. Appropriate Proceedings means any legal or administrative action or proceeding by the Insured affecting either the Loan or the title to the Property, and include, but are not limited to:

      1. enforcing the terms of the Loan as allowed by the laws where the Property is located; or



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      2.  establishing a deficiency amount where appropriate and permissible and where directed by the Company; or

      3. acquiring all the Borrower's right and title to the Property in the Insured's name, but excluding any voluntary conveyance under Section IV., D., (Voluntary Conveyance); or

      4. asserting the Insured's interest in the Property in a Borrower's bankruptcy or similar proceeding.

  F. Borrower means any Person required to repay the debt obligation created pursuant to the Loan. The Borrower may be more than one Person, and the term shall include any co-signer or guarantor of the Loan.

  G. Borrower's Own Funds means any funds owned by the Borrower and neither borrowed from other sources, nor subject to refund, rebate, or repayment.

  H. Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured extinguishing all of the Borrower's rights in the Property; provided, however, if the Insured so elects, the redemption period need not have expired. The deed evidencing such title in the Insured need not be recorded unless required by applicable law.

  I. Certificate means once all conditions for coverage have been satisfied, the number issued by the Company to a Loan, as listed on a Certificate Schedule.

  J. Certificate Schedule means a list of Loans to which coverage has been extended under this Policy, and which is attached to this Policy, or added thereto by endorsement, and any document issued by the Company pursuant to this Policy amending coverage for a Loan.

  K. Claim means the timely filed written request, made on a form provided by or in a manner approved by the Company, to receive benefits of this Policy. A Claim received by the Company containing all information or proof required by the Company shall be called a Perfected Claim.

  L. Claim Amount means the actual loss incurred by the Insured with respect to a Loan as calculated in accordance with Section V., B., (Calculation of Claim Amount) giving effect to adjustments made by the Company due to failure of the Insured to mitigate loss.

  M. Claim Settlement Period means a sixty (60) day period following the filing of a Claim with the Company provided that such period shall be extended by the number of days elapsed from the date the Company sends notice of deficiency of a Claim to the Insured to the date that the Insured files a Perfected Claim with the Company.

  N.  Closed means the later of:



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      1.  The date on which all Loan documents were executed and delivered; or

      2. The date on which the funds under the Loan were initially disbursed to or for the benefit of the Borrower.

  O. Court Expenses means the out-of-pocket cost of initiating and conducting Appropriate Proceedings or any eviction proceedings. These expenses include costs of filing or serving pleadings, conducting discovery and enforcing judgment. These expenses do not include reimbursement for any time spent by the Insured or the Insured's employees, officers or agents, nor do these expenses include attorney's fees.

  P. Default means the failure by a Borrower to pay when due: (i) an amount equal to or greater than one (1) regular periodic payment due under the terms of a Loan, or (ii) the failure by a Borrower to pay when due all amounts due under a Loan after the exercise by the Insured of the "due on sale" provision of such Loan, provided however, that a Default as defined in (i) above which is cured within 59 days of the payment due date, will not be deemed to be a Default for purposes of administration of this Policy unless the missed payment is the first payment due under a Loan. Default does not mean any other non-monetary default or violation of any other term or condition of the Loan, which would allow for acceleration of the debt or foreclosure or other action to realize upon the security provided by the Loan.

       A Loan is deemed to be in Default for the period for which, as of the close of business on the installment due date, a scheduled installment payment has not been made. For example, a Loan is "four periodic payments in Default" if the periodic payments due on January 1 through April 1 remain unpaid as of the close of business on April 1.

  Q. Default Amount means the unpaid principal balance of a Loan as of the date of Default excluding any Negative Amortization. If a Loan has been divided into secured and unsecured portions pursuant to proceedings under the federal bankruptcy laws, the Default Amount shall include the unpaid principal balance due under the unsecured portion of the Loan even if the Insured has written off such unsecured portion of the Loan, provided that the premium paid has been calculated based on both the secured and unsecured portions of the Loan.

  R. Deficiency Expenses means reasonable attorneys fees and necessary court costs incurred by the Insured for those Appropriate Proceedings necessary to pursue or establish a deficiency against the Borrower and which are in addition to those incurred in standard and customary foreclosure proceedings, plus additional interest accruing on the Loan, real estate taxes, casualty insurance premiums and Property preservation expenses incurred during such Appropriate Proceedings and any additional related redemption period.

  S. Down Payment means (i) a cash contribution made by the Borrower, either prior to or at the time the Loan is Closed, from the Borrower's Own Fund's towards the purchase price of the Property, or (ii) a



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      verifiable equity in the Property vested in the Borrower only, after completion of the improvements in accordance with the Original Appraisal.

  T. Effective Date means, provided that the premium has been paid as required herein, 12:01 a.m. on the date of coverage as indicated on the Certificate Schedule.

  U. Environmental Impairment means Physical Damage to a Property occurring by reason of environmental contamination including, but not limited to, nuclear reaction or radioactive waste, toxic waste, poisoning or pollution of earth or water subjacent to the Property or of the atmosphere above the Property; or similar hazard including any condition giving rise to liability under the Comprehensive Environmental Response, Compensation and Liability Act or any similar law existing under either federal law or the law of the state where the Property is located.

  V. First Party means (a) the Insured or any officer, employee or agent of the Insured or (b) any of the following Persons: the correspondent lender, mortgage loan broker or other intermediary underwriting or originating the Loan on behalf of the Insured or originating lender, or escrow or closing agents or anyone under contract with the Insured or originating lender in connection with the origination of such Loan, such as an appraiser.

  W. FMV means the fair market value of a Property as of a specific date which shall be equal to the lesser of the appraised value or the sale price of the Property on that date; or in the event of a foreclosure sale, the appraised value or estimated value determined in accordance with customary servicing practices, or the value as determined under applicable law, where such law prescribes a method for determining the value of a Property.

  X. Good and Merchantable Title means title to the Property, free and clear of all liens and encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for:

      1. Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent; and

      2. Any municipal or zoning ordinances, building restrictions or other restrictions, covenants, regulations of use, provided the Property is in compliance with, and its intended use and occupancy is not materially adversely affected by, such restrictions, covenants, regulations or ordinances; and

      3. Easements, rights of way, sewer and utility rights, mineral, oil or timber rights, or any impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

      The Property must have, at a minimum, the following characteristics to establish Good and Merchantable Title: (i) adequate means of ingress and egress; (ii) the right to use of water and sewer facilities appertaining to the Property, whether such rights be by virtue of public easement or private



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      grant; (iii) the Property must be free of any lien for any toxic waste or environmental contamination or similar hazard or claim of such hazard pursuant to the Comprehensive Environmental Response Compensation and Liability Act, as amended, or similar federal or state law providing for liens in connection with the clean up of environmental conditions, and no proceedings to initiate such a lien may be pending, unless otherwise agreed to by the Company.

  Y. Insurance Benefit means the liability of the Company with respect to a Loan calculated in accordance with this Policy. A right to receive an Insurance Benefit shall be deemed to have arisen when a Default occurs while the Policy is in force for a Loan, notwithstanding that the amount of the Insurance Benefit is not then either presently ascertainable or due and payable.

  Z.  Insured means with respect to any Loan:

      1.  The Person designated on the face of this Policy; or

      2. Any Person, other than a natural Person, who owns the Loan, either for its own benefit or as trustee for the benefit of a third party.

  AA. Loan means any note or other evidence of indebtedness and the indebtedness it so evidences, together with the mortgage, bond, deed of trust, or other instrument securing said indebtedness, and to which coverage under this Policy has been extended.

  BB. Negative Amortization means the additions to the principal amount of a Loan arising from the insufficiency of regularly scheduled payments to cover interest as it accrues against the principal amount of the Loan as provided for therein.

  CC. Original Appraisal means the appraisal, other report or description of the Property, obtained by the lender under the Loan at the time it was originated, which establishes the value of the Property at that time.

  DD. Percentage Option means the method of determining the amount of the Insurance Benefit with respect to a Loan set forth in Section V., C., 2.

  EE. Person means any individual natural person, or any corporation, partnership, association or other legally recognized entity.

  FF. Physical Damage means tangible damage to a Property that materially adversely affects the use, marketability, or value of the Property, whether caused by accident or otherwise, including, but not limited to damage caused by reason of fire, destruction of tangible property, defects in construction, land subsidence, earth movement or slippage, flood, earthquake, war, civil insurrection, or riot; and further, Physical Damage includes Environmental Impairment and the destruction or removal of chattel items that are considered part of the Property (see
      Section I., KK., [Property]) For purposes of this definition "material" shall mean an amount equal to or greater than $1,500.00 such that the estimated cost to repair a Property is $1,500.00 or more before the exclusion set forth in Section III.,



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      G., (Physical Damage Exclusion) would apply to exclude coverage for a
      Loan. The presence of radon gas, lead paint or asbestos in the dwelling on the Property shall not be deemed to be Physical Damage.

  GG. Policy means this contract of insurance together with all Applications, all endorsements, and the Certificate Schedule, all of which are incorporated herein for all purposes.

  HH. Possession of the Property means actual and physical occupancy and control of the Property.

  II. Pre-Arranged Sale means:

      1. A sale of a Property, with the prior approval of the Company, arranged by the Insured (or by the Borrower and approved by the Insured) prior to foreclosure because of a Default by a Borrower, or by the Insured after foreclosure and before expiration of the Claim Settlement Period; or

      2. A foreclosure or trustee's sale of a Property to a third party, or redemption from foreclosure, at a price equal to or greater than the minimum amount specified by the Company to be bid by the Insured at such sale.

  JJ. Pre-Arranged Sale Option means the method of determining the amount of the Insurance Benefit with respect to a Loan set forth in Section V., C., 3.

  KK. Property means the real property and all improvements thereon including any chattel items (including any built-in appliances) which are noted in the Original Appraisal, including all replacements or additions thereto, together with all easements and appurtenances, all rights of access, all rights to use, as well as any co-ownership interests in common areas, recreational and appurtenant facilities, and all replacements or additions thereto.

  LL. Residential means:

      1. A type of building which is designed for occupancy by not more than four families; or

      2.  A single-family condominium or planned unit development unit; or

      3. Any other single-family residence unit as to which Good and Merchantable Title may be held or conveyed freely under law, and which the Company has approved in writing.

  MM. Servicer means that Person, other than a natural Person, who at any time is servicing a Loan (as a master servicer, if subservicing is also involved) with respect to the Insured's obligations under the Policy. The Insured shall be presumed to be the Servicer unless the Company is notified otherwise.

  NN. Uninsured Casualty means Physical Damage to a Property which is either not covered by casualty insurance, or not covered in an amount sufficient to restore such Physical Damage to the Property.



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  OO. Uninsured Loan Balance means, at any time, with respect to a Loan, the estimated Claim Amount less the Insurance Benefit estimated pursuant to the Percentage Option.

  PP. Any pronouns, when used herein, shall mean the single or plural, masculine or feminine, as the case may be.

II.   Coverage

  A. Extension of and Level of Coverage- Extension of coverage to a Loan under this Policy shall be evidenced by issuance of a Certificate number on the Certificate Schedule. The Certificate Schedule and the Application for each Loan are incorporated herein by reference and made a part hereof for all purposes. The Policy is issued in reliance upon the Application and on the representations made in connection therewith. Coverage shall commence upon the payment of the initial premium, as of the Effective Date of the Certificate Schedule. The coverage level for each Loan shall be indicated on the Certificate Schedule.

  B. Initial Premium - On the Effective Date of the Certificate Schedule, the Insured shall forward the appropriate initial premium due to the Company to establish coverage as of the Effective Date.

  C. Payment of Renewal Premium - For coverage to be renewed, the entire renewal premium must be paid no later than the fifteenth (15th) day of the second month following the month in which each anniversary of the Effective Date occurs. For example, if the Effective Date was January 12, renewal premium must be paid by March 15. The Company shall give the Servicer, if a Servicer is shown on the records of the Company, or otherwise, the Insured, notice of the renewal premium due date. If the renewal premium is not paid by the last day of the grace period provided above, then the liability of the Company shall terminate as of 12:01 a.m. on the later of the last anniversary of the Effective Date through which the premium has been paid, or, if a non-payment notice is required by applicable law, the last day of the cure period specified in such non-payment notice or as may be required by applicable law (the "Lapse Date"). However, failure to pay a renewal premium will not impair or terminate coverage for Defaults occurring prior to the Lapse Date. Notwithstanding the foregoing, if the renewal premium is not paid by the last day of the above-stated grace period and such Loan is among a group of Loans whose coverage has lapsed due to the transfer, seizure or surrender of the servicing for such Loans, the Insured shall have an additional sixty (60) day grace period in which to pay the renewal premium for such Loan.

  D. Full Premium Payment - The Company shall have the right to hold in a suspense account for up to ninety (90) days any premium payment received, without obligation to apply such premium to coverage while any of the following circumstances exist:

      1. The payment received is less than the full amount of the premium due with respect to a Certificate;

      2. Information received with the payment is insufficient to identify the Loan to which the payment applies.



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       At the end of the ninety (90) day period if the Company has not been able to resolve the suspended premium payment with the Insured, then the Company shall either refund the payment or be deemed to have accepted and applied it without lapse of coverage. Where the Company has received notice that there is a Servicer for a Loan then, if a premium is refunded, the Insured shall be notified that such refund was made and shall have sixty (60) days from such notice to cure or perform the conditions precedent to coverage.

  E. Cancellation by the Insured of Coverage for a Loan - The Insured may cancel coverage with respect to a Loan by making a request for cancellation to the Company in writing or via any medium acceptable to the Company. Upon receipt thereof, for coverage having refundable premiums, the Company shall refund such sum as may be determined to be due in accordance with the appropriate cancellation or premium schedule. The Company reserves the right to net out any unpaid premium from any premium refund. However, no refund on a Certificate will be paid if a notice of Default has been filed unless the Insured waives its rights to the Insurance Benefit with respect to that Loan. Cancellation of coverage for a Loan will not cancel this Policy.

  F. Cancellation of Policy - Once coverage has become effective with respect to a Loan, this Policy may not be canceled by the Company for as long as any Certificate assigned under this Policy remains in force. If the Insured desires to cancel this Policy, it may do so by canceling all outstanding Certificates that have been issued under this Policy.

  G. Loan Modifications - Unless prior written approval is obtained from the Company, the Insured shall not make any change in the terms of any Loan including, but not limited to, any change in the amount of the indebtedness, the interest rate, the use of escrow funds or other funds, term or amortization schedule of the Loan, change in the Property, nor release any Borrower from liability on a Loan, provided, however, that changes in the Loan permitted by the instrument evidencing the Loan shall be deemed approved without prior approval.

  H. Assumptions and Balloon Restructures - The renewal or restructure of a Loan at the maturity of a Balloon Payment (hereinafter defined) and the assumption of a Loan by a purchaser of the Property, with or without the release of the original Borrower, are changes to a Loan requiring the Company's prior approval as set forth in Section II., G., (Loan Modifications) above, provided, however, that if under applicable law, the Insured cannot enforce the "Due on Sale" provision of a Loan, then the Company will be deemed to have approved the assumption of such Loan. Notwithstanding anything to the contrary in this Section II., H., the Company will be deemed to have approved the assumption of any Loan where no release is requested and under Section II-406.02 of the Federal National Mortgage Association's Servicing Guide or any successor provision thereof, or any similar provision of the Federal Home Loan Corporation's Sellers' & Servicers' Guide, the assumption is an "exempt transaction" that the Servicer is to approve without review of the terms of the transaction.

  I.  Increase in Loan Amount - In addition to the approval requirement of
      Section II., G., (Loan Modifications) above, if the principal balance of a Loan is increased (excluding any Negative



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      Amortization), the Insured shall pay an additional premium corresponding to the increase in coverage, at the then prevailing premium rate.

  J. Approval of Loan Modifications - The Company shall not unreasonably withhold any approval required to be obtained in connection with any of the changes listed in Sections II., G., and H.,; however, failure by the Insured to obtain any such approval with respect to any Loan shall constitute a waiver of coverage for that Loan and the Company shall refund premium for the period following such waiver.

  K. Servicing - The Loans will be serviced by one of five servicers qualified and approved by the Company and the Insured. Unless the prior written approval of the Company is obtained, the Servicing of any of the Loans may not be transferred, sold, or assigned unless such transfer, sale or assignment is approved in writing by the Company. The Company shall not unreasonably withhold approval of a proposed servicer. The Company's approval shall be deemed to be given for the transfer, sale or assignment of all or part of the Loans to a federally insured bank or savings association, an institutional investor, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Fannie Mae, or to a Fannie Mae or Freddie Mac approved mortgage banker, provided that notice of the same is given as required by this paragraph.

  L. Change of Insured - If all of the Loans are transferred, sold or assigned by the Insured, coverage will continue PROVIDED THAT (a) notice thereof is given to the Company within thirty (30) days of such change,
      (b) the change in ownership, however denominated, is not occasioned by the redemption, repurchase, cancellation or other method of extinguishing the transaction pursuant to which the Loans were securitized, and (c) the Company approves the change in writing. The Company shall not unreasonably withhold approval of an new Insured.

  M.  Coordination and Duplication of Insurance Benefits -

      1. If any portion of a Loan is uninsured, all payments made by the Borrower on the Loan shall be allocated to the insured portion of the Loan in the same ratio as the insured principal amount bears to the total principal amount of the Loan. The Insurance Benefit hereunder shall likewise be calculated on the same pro rata basis.

      2. The Insured shall not carry duplicate mortgage guaranty insurance (other than mortgage guaranty pool insurance or supplemental mortgage guaranty insurance) on any Loan.

      3. If at the time of Default there is any other valid and collectible insurance in effect for the Loan which would attach if this insurance were not in effect, then the coverage under this Policy shall apply only as excess coverage and in no event as contributing insurance.

  N. Mitigation of Loss - The Insured and its Servicer shall attempt to limit and mitigate loss by adhering to customary servicing standards applicable to delinquent Loans, which may include in appropriate cases, but is not limited to, trying to obtain a cure of Defaults and trying to effectuate a Pre-Arranged



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      Sale or voluntary conveyance of the Property. The Insured shall permit the Company to participate in workout activities for any Loan in Default. Failure of the Insured to materially comply with this Section II., N., with respect to any Loan shall entitle the Company to adjust the Claim Amount by the amount the Company was damaged by such noncompliance. The Company shall attempt to limit and mitigate any loss to the Insured which will not be covered by the Insurance Benefit provided under this Policy.

III.  Exclusions from Coverage

   The Company shall not be liable for, and the Policy shall not apply to, extend to or cover the exclusions listed below. In the event that coverage is excluded for any Loan, the Company will refund all premium for that Loan for the period following the occurrence of the event giving rise to such exclusion. Except where prohibited by law, if the damage to the Company arising from an excluded event can be reasonably quantified, the Company shall adjust the Claim Amount by the amount of such damage rather than exclude coverage altogether for such Loan, unless a refund of premium as provided for in the preceding sentence would provide a greater payment to the Insured.

  A. Balloon Payment Exclusion - Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and interest due under the Loan, which payment becomes due when the Insured exercises its right to call the Loan when not in default or because the term of the Loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payment of principal and interest that are set forth in the Loan (commonly referred to as a "Balloon Payment"); provided, however, that this Exclusion shall not apply if the Insured or its Servicer offers the Borrower in writing, before the due date of the Balloon Payment, a renewal or extension of the Loan, or a new loan at then current market rates, in an amount not less than the then outstanding principal balance and with no decrease in the amortization period and the Borrower declines to seek such renewal or refinancing.

  B. Effective Date Exclusion - Any Claim resulting from a Default occurring before the Effective Date of the Policy or after its lapse, cancellation, or expiration; or after coverage is canceled with respect to the Loan.

  C. Incomplete Construction Exclusion - Any Claim when, as of the date of such Claim, construction of the Property had not been completed in accordance with the construction plans and specifications approved by the Loan originator at the time the Loan was originated or in accordance with the Original Appraisal. (This Incomplete Construction Exclusion shall not apply if the construction of the Property has been fully completed and, if Physical Damage occurs during construction, any repairs necessary to restore the Property to its complete condition, reasonable wear and tear excepted, have been completed.) However, coverage for a Default occurring during construction may be excluded by
      Section III., B., (Effective Date Exclusion) above.

  D. Residential Property Exclusion - Any Claim where the Property is not, as of the date the Loan is Closed, on the Effective Date, and on the date the Claim is filed, Residential real property.



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  E.  Negligence and Fraud Exclusion - Any Claim involving or arising out of, or any Claim where the origination of the Loan or extension of coverage hereunder involved or arose out of, any dishonest, fraudulent, criminal, or knowingly wrongful act (including error or omission) by the Insured, the Servicer or any agent of the Insured or Servicer; or any Claim involving or arising out of the negligence of the Insured or the Servicer, which negligence is material either to the acceptance of the risk or to the hazard assumed by the Company.

  F. Non-Approved Servicer Exclusion - Any Claim occurring when the Servicer, at the time of Default or thereafter, was not approved by the Company, provided, however, that this Non-Approved Servicer Exclusion shall not apply to any Loan for which a Default occurs within 150 days after the Company withdraws approval of the Servicer for such Loan. If the Company decides to withdraw approval of a Servicer it shall give written notice of that decision to the Insured for each affected Loan as shown in the Company's records.

  G. Physical Damage Exclusion - Any Claim where there is Physical Damage to the Property, occurring or manifesting itself after the Effective Date; provided, however, that this exclusion will not apply (i.e., the Company will provide coverage for a Claim) where Physical Damage has occurred to the Property if:

      1. The Default giving rise to a Claim was not primarily caused by an Uninsured Casualty occurring prior to such Default, and the Company has elected to pay either the Percentage Option or the Pre-Arranged Sale Option as the Insurance Benefit for the Loan; or

      2. The Property has been restored to its condition as reported in the Original Appraisal (as fully completed), reasonable wear and tear excepted. The Insured may elect to accept a reduction in the Claim Amount by an amount equal to the estimated cost to completely restore the Property as would otherwise be required by this exclusion rather than be required to restore the Property to obtain an Insurance Benefit under this Policy. In the event the Company relies on an estimate for such restoration that is not obtained by the Insured, then the Company shall, at the request of the Insured, provide a copy of such estimate to the Insured.

  H. Loan to Value Ratio Exclusion - Any Claim where the original principal balance of the Loan exceeded one hundred percent (100%) of the FMV of the Property at the time the Loan was originated, and such fact was not disclosed to the Company at the time coverage under this Policy was extended to such Loan.

  I. Negative Amortization Exclusion - Unless otherwise endorsed, any Negative Amortization with respect to a Loan.

  J. Defenses to Loan Exclusion - That portion of any Claim equal to the amount of the indebtedness from which the Borrower is released, or any Claim against which the Borrower successfully asserts defenses that have the effect of releasing, in whole or in part, the Borrower's obligations to repay the



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      Loan, provided, however, this Defenses to Loan Exclusion shall not apply where the release of the Borrower is the result of a bankruptcy "cram down" so long as the Insured has continued to pay premium on the full amount of the indebtedness and that all other conditions of this Policy have met.

  K. Environmental Impairment Exclusion - Any Claim where there is Environmental Impairment to the Property which existed prior to the Effective Date if the existence, or suspected existence, of the Environmental Impairment was not disclosed in the Application and the Environmental Impairment (i) is a principal cause of the Default, and
      (ii) has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety. Notwithstanding the foregoing, this exclusion shall not apply if the Insured has removed or remedied the condition that constitutes the Environmental Impairment or the Insured has removed the hazardous character of such condition in accordance with applicable federal, state or local laws.

IV.   Conditions Precedent to Payment of Claim

   The following Claim payment procedures contain the conditions precedent to, and additional limitations upon the Company's obligation to pay Insurance Benefits under this Policy:

  A.  Notice of Default - The Insured shall give the Company notice:

      1. Within forty-five (45) days of Default, if it occurs when the first payment is due under a Loan; or

      2. Not later than the last business day of the month following the month in which the first of the following events occur:

          a. The date when the Borrower becomes three (3) periodic payments in Default on the Loan if the periodic payments are made monthly, and not later than ninety (90) days after the occurrence of a Default for Loans having periodic payments more often than once a month; or

          b. Foreclosure or other Appropriate Proceedings have been commenced.

      Such notice shall be on forms provided by or approved by the Company or via a medium acceptable to the Company. Unavailability of Company forms is not a valid reason for delay in reporting. Failure to report a Default as required by this Section IV., B., shall entitle the Company to deduct from the Claimable Amount of a Claim thirty (30) days of interest accruing on the Loan during the period between the date the notice of Default should have been filed and the date it was submitted to the Company.

  B. Monthly Reports - Following a notice of Default on a Loan or the commencement of Appropriate Proceedings, the Insured shall give the Company monthly reports on forms furnished or approved by



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      the Company or via a medium acceptable to the Company, on the status of the Loan and on the servicing efforts undertaken to remedy the Default or conclude the Appropriate Proceedings. These monthly reports shall continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until title to the Property has been transferred to the Insured.

  C. Company's Options after Notice of Default - If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured shall file a Claim within twenty (20) days and the Company may elect to pay the Insurance Benefit pursuant to the Percentage Option. Thereafter, following the Insured's acquisition of the Borrower's Title to the Property, the Insured shall be entitled to file a supplemental Claim in an amount equal to the sum of the Advances not included in the initial Claim, plus any Deficiency Expenses (See Section I.,R.) subject to the limitations and deductions of Section V., B., (Calculation of Claim Amount) and such supplemental Claim shall be paid by the Company in accordance with the Percentage Option.

  D. Voluntary Conveyance - The Insured may accept a conveyance of title from the Borrower in lieu of foreclosure or other proceedings if:

      1. The ability of the Insured to preserve, transfer and assign to the Company the Insured's rights against the Borrower is not impaired; and

      2. The rights of the Company under this Policy against such Borrower are not adversely affected; or if

      3. The written approval of the Company has been obtained; provided, however, it is understood that such approval shall not constitute nor be deemed an admission of liability by the Company with respect to coverage for the related Loan.

  E. Appropriate Proceedings - The Insured MUST begin Appropriate Proceedings when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured shall report the status of these proceedings to the Company as reasonably and expeditiously as possible.

      In conducting Appropriate Proceedings, the Insured shall:

      1.  Diligently pursue the Appropriate Proceedings once they have begun;

      2. Apply for the appointment of a receiver and assignment of rents, if permitted by law, requested by the Company, and appropriate for the Property;

      3. At the request of the Company, furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings;



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      4.  Act so that its ability to preserve, transfer and assign to the
          Company its rights against the Borrower is not impaired; and so that the rights of the Company under this Policy against the Borrower are not adversely affected, including any rights to obtain a deficiency judgment, provided that the Insured shall not be required to pursue or establish a deficiency against the Borrower in those states where the Company is not permitted to pursue such a deficiency;

      5. Bid an amount at the foreclosure sale which is not less than the minimum amount nor more than the maximum amount set forth below, unless the Company notifies the Insured of other instructions or waives its right to give bidding instructions, in writing.

          a. If the FMV of a Property is less than the Uninsured Loan Balance, the Insured shall start bidding at not less than the FMV of the Property and may continue bidding up to a maximum of the Uninsured Loan Balance.

          b. If the FMV of a Property is greater than the Uninsured Loan Balance, the Insured shall start bidding at not less than the Uninsured Loan Balance up to a maximum amount equal to the Claim Amount.

          If other bidding instructions are provided they will not specify a maximum bid that is less than the Uninsured Loan Balance, and, if the Property is subject to redemption for less than the outstanding amount of the Loan, then such other bidding instructions will not specify an opening bid of less than the Uninsured Loan Balance.

  F. Pre-Arranged Sales - In the event of Default on a Loan, it shall be a condition precedent to payment of any Insurance Benefit on the Loan that
      (i) the Insured attempt to obtain a Pre-Arranged Sale of the Property whenever reasonable, and (ii) the Insured shall authorize its broker, when requested by the Company, to release marketing information for the Property to the Company, if requested by the Company, unless the Insured shall have notified the broker that the Company's right to acquire the Property has expired or been waived. For purposes of this section, a "Pre-Arranged Sale Offer" means an offer to purchase the Property received by the Insured, together with a schedule of (i) expense items proposed by the Insured to be included in the settlement amount of the Pre-Arranged Sale Offer is accepted and the proposed Property sale closes, and (ii) the Insured's then-estimated amounts thereof. Pre-Arranged Sale Offers that the Insured chooses to submit to the Company will be approved or rejected by the Company.

  G.  Claim Requirements - The Insured must provide the Company with:

      1. A completed form furnished or approved by the Company for payment of a Claim ("Claim for Loss Form"); and

      2. All information reasonably requested on the Claim for Loss Form together with all documentation requested on or necessary to complete such Claim for Loss Form; and



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      3.  Evidence satisfactory to the Company that the Insured has acquired the Borrower's Title to the Property, except where the Company has elected the Pre-Arranged Sale Option provided, however, if the primary cause of the Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, then no matter which settlement option the Company elects, the Insured must comply with the requirements of Section IV., G., 4, as if the Company had elected the Acquisition Option; and

      4. In the event the Company elects the Acquisition Option, a recordable deed in normal and customary form containing the usual warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property, along with evidence satisfactory to the Company that the Insured has acquired and can convey to the Company or its designee Good and Merchantable Title to the Property; and

      5. All other documentation or information reasonably requested by the Company for purposes of investigating and/or adjusting the Claim; and

      6. Access to the Property for purposes of determining its value, and for investigating and/or adjusting the Claim; provided, however, if the Company elects the Acquisition Option, then Possession of the Property must be provided by the Insured, unless the Company waives this requirement in writing.

V.    Loss Payment Procedure

  A.  Filing of Claim - The Insured shall file a Claim no later than sixty
      (60) days after the earlier of acquiring the Borrower's Title to the Property or a Pre-Arranged Sale, provided that if the Company elects to acquire the Property, then no later than sixty (60) days after the Insured acquires Good and Merchantable Title to the Property. Failure of the Insured to file a Claim within this time period shall (i) relieve the Company of any obligation to include in the Claim Amount interest and Advances accruing on the Loan after such sixty (60) day period has expired, and (ii) entitle the Company to adjust such Claim to the extent that the Company is prejudiced by such late filing of the Claim, up to 100% of the Insurance Benefit.

      Unavailability of Company forms is not a valid reason to delay filing a Claim. If a Claim filed by the Insured is incomplete the Company shall within twenty (20) days of receipt of a Claim, notify the Insured of all items needed to perfect such Claim. If no notice of deficiency of the Claim is sent within the twenty (20) day period following receipt of the Claim by the Company, then the Claim shall be deemed to be perfected as of the date the Company received the Claim.

  B. Calculation of Claim Amount - The Claim Amount for any Loan shall be an amount equal to the sum of:



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      1.  The Default Amount but excluding any portion of the principal balance attributable to any increase therein after the first payment is due and payable, and excluding capitalized penalty interest or late payment charges. (See Section III., I., (Negative Amortization Exclusion) THIS POLICY DOES NOT COVER NEGATIVE AMORTIZATION UNLESS SUCH COVERAGE IS ENDORSED FOR A LOAN); and

      2. The amount of accumulated delinquent interest due on the Loan at the contract rate stated in the Loan from the date of Default through the date that the Claim is submitted to the Company, but excluding applicable late charges and penalty interest; additional interest computed on the Default Amount until the Pre-Arranged Sale of the Property, and thereafter until the Pre-Arranged Sale closing information is submitted, computed on the Default Amount reduced by the net proceeds of such Pre-Arranged Sale (For purposes of this Section, "late charges and penalty interest" includes, but is not limited to, increases in interest rate caused by non-performance of the Borrower. In no event will the Claim Amount include interest at a rate other than what the Insured would receive if the Loan were paid as current in accordance with its own terms); and

      3.  The amount of Advances made by the Insured; provided that:

          a. Attorney's fees advanced thereunder shall not exceed three percent (3%) of the sum of the (1) and (2) above; and

          b. Payment for Advances other than Attorney's fees, shall be prorated through the earlier of the date the Claim is submitted to the Company or the Pre-Arranged Sale of the Property;

      less:
      ----

      4. All rents and other payments (excluding proceeds of fire and extended coverage insurance and proceeds of a Pre-Arranged Sale) collected or received by the Insured, which are derived from or in any way related to the Property;

      5. The amount of cash available to the Insured remaining in any escrow account as of the last payment date;

      6. The amount of cash to which the Insured has retained the right of possession as security for the Loan; and

      7. The amount paid under applicable fire and extended coverage policies which has not been applied to either the restoration of the Property, if the Property suffered Physical Damage, or to the payment of the Loan; and



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      8.  The amount expended by the Insured for Advances requiring approval by the Company which are not in compliance with the Company's guidelines and which have not been approved by the Company.

  C. Payment of Insurance Benefit - The Company, at its sole option, shall elect one of the following three options and pay to the Insured, on or before the last day of the Claim Settlement Period, as the Insurance Benefit, either:

      1. The Acquisition Option which shall equal the Claim Amount less the amount of any payments of Loss previously made by the Company with respect to the Loan, payable in exchange for the conveyance of Good and Merchantable Title to and Possession of the Property; provided, however, that if the Insured is unable to perform any conditions precedent to payment of a Claim within the later of thirty (30) days after the redemption period or ninety (90) days after the Claim Adjustment Period, then, so long as the Claim is not otherwise excluded, the Insured may retain title to the Property and the Insurance Benefit under this Acquisition Option shall be an amount equal to the Company's Anticipated Loss in connection with such Property ; or

      2. The Percentage Option which is an amount equal to the Claim Amount multiplied by the percentage of coverage specified in this Policy, or

      3. The Pre-Arranged Sale Option is an amount equal to the lesser of the Percentage Option or the Insured's actual loss in connection with a Pre-Arranged Sale of the Property. The Insured's actual loss shall be an amount equal to the Claim Amount plus all reasonable costs incurred in obtaining and closing such sale less the proceeds of the Pre-Arranged Sale.

       In addition to payment under one of the foregoing options, the Company will pay whatever Deficiency Expenses are payable to the Insured pursuant to Section V., D. (Deficiency Expenses).

       In the event that a Pre-Arranged Sale fails to close prior to the end of the Claim Settlement Period, the Company may postpone payment of the Insurance Benefit for up to (90) ninety days, or if earlier, until such Pre-Arranged Sale closes or is terminated, provided that interest on the Default Amount at the rate due upon the Loan during such postponement is paid to the Insured.

       Further, in the event the Property is redeemed after the payment of the Percentage Option, the Insured shall be obligated to promptly refund to the Company the amount, if any, by which the redemption price plus the Insurance Benefit exceeds the Claim Amount.

       In the event the Company does not pay the Insurance Benefit within the Claim Settlement Period, it will pay interest on the Insurance Benefit at the rate due under the Loan from the last day of the Claim Settlement Period until the Claim is paid.

  D. Deficiency Expenses - Notwithstanding the provisions of Section V., C., (Payment of Insurance Benefit) above, in the case where a deficiency against the Borrower is being pursued solely at the



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      request of the Company, then any Deficiency Expenses shall be added to the amount of the Insurance Benefit. If a deficiency against a Borrower is being pursued as part of Appropriate Proceedings, for the benefit of both the Insured and the Company, then at the time such deficiency rights are established or a deficiency judgment is obtained, whichever shall occur first, the Deficiency Expenses plus any similar expenses incurred by the Company in connection with such deficiency shall be settled between the parties on the same pro rata basis set forth in
      Section VI., B. (Subrogation) for the settlement of deficiency recoveries. Expenses and costs arising after that point shall be treated as collection expenses to be netted against the deficiency recovery, if any, (and, if none, to be shared between the parties on the same pro rata basis when it becomes clear that nothing will be recovered).

      To facilitate the decision of whether to pursue or establish a deficiency against a Borrower, the Insured shall provide the Company with any information it may have relevant to collecting on a deficiency judgment for that case. The Company will discuss all such information it may have with the Insured so that the parties can decide whether any Appropriate Proceedings (necessary to establishing or pursuing a deficiency) are to be pursued for the benefit of both parties or whether one of the parties will elect not to participate in any recovery. The Insured will be deemed to be participating in Appropriate Proceedings solely at the request of the Company when such proceedings are not a condition precedent to obtaining Borrower's Title to or Possession of a Property and, after the parties have exchanged information on the Loan, the Insured has advised the Company in writing why the Insured does not wish to participate in such proceedings.

  E.  Discharge of Obligation - Any payment by the Company in accordance with
      Section V., C., (Payment of Insurance Benefit) and, if applicable,
      Section V., D., (Deficiency Expenses) or Section IV., C., (Company's Options after Notice of Default), taking into account appropriate adjustments, shall be a full and final discharge of the Company's obligation under this Policy with respect to the related Loan. Notwithstanding the preceding sentence, the Company shall not be relieved of its obligation to pay any appropriate supplemental Claims filed pursuant to Section IV., C., (Company's Options after Notice of Default) or as may otherwise be agreed to by the Company.


VI.   Additional Conditions

  A. Proceedings of Eminent Domain - In the event that part or all of the Property is taken by eminent domain, condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured shall require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

  B. Subrogation - The Company shall be subrogated pro rata, to the full extent permitted by law (except where the Company is prohibited by law from pursuing recovery of a Loan), to all of the Insured's Recovery Rights with respect to a Loan, upon payment of a Claim hereunder. "Recovery Rights" shall mean all rights of recovery against the Borrower and any other Person or organization relating to the Loan or to the Property. The Company's pro rata share of the net deficiency recovered (i.e., amounts



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      recovered less reasonable costs and expenses) with respect to any Loan shall be the amount of the Insurance Benefit divided by the amount of the deficiency judgment. Internal staff costs and overhead expenses shall not be deducted in determining the amount of a net deficiency recovery unless specifically agreed to in writing by the parties.

      The Insured hereby designates the Company its exclusive agent (i) to pursue all of the Insured's Recovery Rights to which the Company has not become subrogated by payment of a Claim (i.e., the Insured's share of the Recovery Rights), (ii) to file any action in the Company's name as assignee of the Insured, to collect on the Insured's Recovery Rights, and (iii) to settle and compromise any such Recovery Rights on behalf of the Insured, it being understood and agreed that the Company shall have the exclusive rights to pursue and settle all Recovery Rights for any Loan on which a Claim payment is made hereunder, unless waived in writing by the Company. If the Company decides not to pursue Recovery Rights with respect to a Loan, then the Company shall issue a written waiver of its subrogation and management rights to the Insured. The Insured shall execute and deliver at the request of the Company such instruments and documents, and undertake such actions as may be necessary to transfer, assign and secure such Recovery Rights to the Company. The Insured shall refrain from any action, either before or after payment of a Claim hereunder that shall prejudice such Recovery Rights.

      Notwithstanding any provision in the foregoing paragraph to the contrary, in the event the Insured has, in addition to Recovery Rights against a Borrower or any other Person, a claim or claims against such Borrower or other Person not related to the Recovery Rights, then the Insured shall have the right to pursue in its own name all the Recovery Rights in conjunction with the Insured's other claim or claims, and the Company will waive its right to manage the pursuit of the Recovery Rights.

      The execution by the authorized party, even if it be a party other than the Insured, of a release or waiver of the right to collect the unpaid balance of a Loan, if it has such effect, shall release the Company from its obligations hereunder to the extent and amount of such release or waiver, unless the Company is prohibited by law from pursuing recovery of such Loan.

  C. Representations and Reliance; Incontestability - All statements made by the Insured, the Servicer, the Borrower or any other Person in any part of the Application, including the Original Appraisal, plans and specifications, or any exhibits or documents submitted therewith, are deemed to be the Insured's representations. The Company has issued this Policy and has extended coverage to each Loan listed on the Certificate
      Schedule in reliance on the correctness and completeness of such representations as made or deemed to be made by the Insured.

      No Claim otherwise payable under this Policy with respect to a Loan will be denied, nor will the coverage for such Loan be rescinded, based on any misrepresentation in the Application made by the Borrower or any Person other than a First Party, once twelve (12) regularly scheduled periodic payments have been made on that Loan from the Borrower's Own Funds.



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      Notwithstanding the foregoing provisions of this Section VI., C.,, the
      Company will not be precluded from denying a Claim or rescinding coverage for a Loan where prior to the Borrower making twelve (12) regularly scheduled payments from the Borrower's Own Funds, the Company notifies the Insured in writing that the Company has sufficient evidence to establish a reasonable belief that there was a material misrepresentation made in the Application with respect to such Loan and the Company provides a reasonable description of such misrepresentation.

  D. Notice - Premium payments are to be paid as provided in Sections II., B., and C., and sent to the Company at the address listed on the Commitment, or as otherwise instructed by the Company in writing. All other notices, Claims, tenders, reports and other data required to be submitted to the Company by the Insured shall be either (i) mailed postpaid, (ii) sent by overnight courier, (iii) transmitted electronically or via magnetic tape or other media in a manner approved by the Company, or (iv) sent by telephonic facsimile transmission, to the Company's home office at the following address and facsimile number:

      For Claim matters:

                PMI Mortgage Insurance Co.
                P. O. Box 193837
                San Francisco, California 94119
                Attention:  Claim Department
                Facsimile Number: (415) 788-8593

      For Customer Service matters:

                PMI Mortgage Insurance Co.
                P.O. Box 3836
                San Francisco, California 94119
                Attention:  Customer Service Department
                Facsimile Number:  (415) 291-6191

      All notices to the Insured shall be given to the Servicer unless the Company has not been notified that a Loan is being serviced by a Person other than the Insured, and shall be either (i) mailed postpaid, (ii) sent by overnight courier, (iii) transmitted electronically or magnetically in a manner approved by the Insured, or (iv) sent by telephonic facsimile transmission, to the Servicer, at the address and facsimile number provided in writing by the Insured to the Company, or to the last known address and facsimile number for that Servicer, except that for facsimile transmissions, the Company shall confirm telephonically or otherwise the accuracy of the facsimile number used. Nonpayment notices under Section II., C. and notices required under
      Section III., F. shall be sent to both the Insured and the Servicer whenever the Company has been notified that the Servicer is a Person other than the Insured. All notices to the Insured and Servicer will be sent to those Persons whom the Company was last notified as owning or servicing the Loan, respectively, at the last known address for such Persons as reflected in the records of the Company.



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      Either party may notify the other of a change in address in the same manner as provided for giving notice. All notices, Claims, tenders, reports and other data required to be submitted to the Company or to the Insured shall be deemed to have been given five (5) days after the same is deposited in the U.S. Mail, delivered to an overnight courier, or transmitted in a manner approved above, unless actually received earlier. If the Insured requests that notices be sent to a third party other than the Insured and Servicer, the Company agrees to use its best efforts to give such notices but the Company shall not incur any liability for failure to send any notice to any third parties.

  E. Reports and Examinations - As pertinent to any Loan or the Policy, the Company may call on the Insured for such reports as it may deem reasonably necessary, and may inspect the files, books and records of the Insured as they pertain to any Loan or to the Policy. The Company has the right to require that any information which the Insured is required to provide under this Policy be certified as to its truthfulness and accuracy by an officer or properly authorized employee of either or both the Insured and the Servicer.

  F. Arbitration - Unless prohibited by applicable law, any controversy or dispute, including any Claim made hereunder, arising out of or relating to this Policy, may, upon the mutual consent of all parties to the dispute, be settled by binding arbitration in accordance with the title insurance rules of the American Arbitration Association in effect on the date the demand for arbitration is made. If this remedy is elected by all parties to the dispute, then the decision of the arbitrator(s) shall be final and binding on all the parties, and shall be enforceable in any court of competent jurisdiction in the United States of America.

  G.  Suit -

      1. No suit or action for recovery of any Claim or Insurance Benefit under this Policy shall be sustained in any court of law or equity unless the Insured has materially and substantially complied with the terms and conditions of this Policy, and unless the suit or action in equity is commenced within three (3) years or such longer period of time as may be required by applicable law, after (i) the Claim has been presented to the Company or (ii) the date on which the cause of action accrued, whichever is earlier. No suit or action on a Claim or Insurance Benefit may be brought against the Company until sixty (60) days have elapsed from the later of the date that the Insured is notified that Claim is perfected or from the date the Claim is deemed to be a Perfected Claim, unless the subject matter of the suit or action is whether a Perfected Claim has been filed.

      2. If a dispute arises concerning the Loan and involving either the Property or the Insured, the Company has the right to protect its interest by defending any action arising from such dispute, even if the allegations involved are groundless, false or fraudulent. The Company is NOT REQUIRED to defend any lawsuit involving either the Insured, the Property or the Loan. The Company shall also have the right to direct the Insured to institute suit on the Insured's behalf, if this suit is necessary or appropriate to preserve the Company's rights in connection with a Loan

[LOGO OMITTED]
              PMI                                                 BULK PRIMARY
                                                      FIRST LIEN MASTER POLICY

==============================================================================


      or Property. If any litigation costs and expenses incurred by either the Company or the Insured under this Section VI., G., arise out of an action involving the negligent or wrongful conduct or breach of contract on the part of the Insured, then the Insured shall bear all such costs and expenses, and in all other cases, the Company shall bear such costs and expenses.

  H. Parties in Interest - This contract shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Insured and its permitted successors and assigns. Neither the Borrower, nor any successive owner of a Property, nor any pool insurance carrier, nor any other Person is included or intended as a third party beneficiary to this Policy. Payments made to the Insured hereunder are intended as indemnification for actual loss and shall not affect nor impair the Insured's rights of recovery against the Borrower subject, however, to the provisions of Section VI., B., (Subrogation). Because the Company and the Insured are the only parties to the Policy, they may agree to modify or amend or terminate this Policy or any Certificate without the consent of, or notice to, any Borrower, Servicer or any other Person.

  I. Agency - Neither the Insured, its Servicer, its originators, nor any of their respective employees or agents shall be or shall be deemed to be agents of the Company, nor shall the Company be or be deemed to be an agent of the Insured or Servicer except to the extent of the Recovery Rights assigned to the Company pursuant to Section IV., B., (Subrogation). The Servicer is deemed to be an agent of the Insured for all purposes under this Policy, including, but not limited to, for receiving notices, payments of Insurance Benefit, settling Claims, and performing acts required of the Insured under this Policy excepting for receipt of notices required under Section III., F., (Non-Approved Servicer).

  J. Governing Law; Conformity to Statute - This Policy, including the Certificate Schedule, Claim or Insurance Benefit related to any Loan, shall be governed by the law of the jurisdiction in which the original named Insured is located as shown in on the face page hereof. Any provision of this Policy which is in conflict with the law of the aforesaid jurisdiction is hereby amended to conform to the minimum requirements of that law.

  K. Electronic Data Storage - It is understood that the Company may store information, the contents or images of documents or other data on electronic media or other media generally accepted for business records (such as microfiche). The Company and Insured agree that the data stored on such electronic or other media are equally acceptable between the parties for all purposes as information, documents or other data maintained in printed or written form, including but not limited to, for the purposes of litigation or arbitration.

  L. No Waiver - Except as provided in Section VI., C., Representations and Reliance; Incontestability, nothing contained in this Policy shall be deemed to waive or limit the Company's rights arising at law or in equity to rescind or reform this Policy or the Certificate in the event that material misrepresentations of fact or fraudulent statements were relied upon by the Company in issuing this Policy or extending coverage hereunder to any Loan.

[LOGO OMITTED]
           PMI


                            SCHEDULE ENDORSEMENT TO
                     BULK PRIMARY FIRST LIEN MASTER POLICY
                                (the "Policy")


POLICY ISSUED TO:                                   ATTACHED TO AND FORMING
                                                    PART OF POLICY NUMBER:

BNY Western Trust Co as Co-Trustee for the          21827-0003-0
CWABS Asset-Backed Certificates Series 2004-AB1
700 South Flower Street, Suite 200
Los Angeles, CA 90017-4104

EFFECTIVE DATE OF POLICY:                           EFFECTIVE DATE OF SCHEDULE
                                                    ENDORSEMENT:

September 1, 2004                                   September 1, 2004

The Schedule Endorsement hereby extends coverage under the above Policy of Insurance, from and after the date of this Schedule Endorsement, to those Loans listed in the Certificate Schedule attached hereto and made a part to this Schedule Endorsement (herein called "Schedule A").

The term "Effective Date" for the Loan(s) covered by this Schedule Endorsement shall mean the date stated above.

Except for the foregoing amendments, the Policy and all terms, conditions, provisions, and limitations of the Policy remain in full force and effect. None of the terms, conditions, provisions and limitations of the Policy have been varied, waived, altered or extended in any manner except as expressly set forth in this Schedule Endorsement.

IN WITNESS WHEREOF, the Company has caused this Endorsement to be signed by its duly authorized officers as of the Effective Date first above stated.


                          PMI MORTGAGE INSURANCE CO.

                                    [SEAL]


BY:   /s/ L. Stephen Smith                 BY:   /s/ Victor J. Bacigalupi
    ----------------------------               -------------------------------
    L. Stephen Smith, President                Victor J. Bacigalupi, Secretary

                            Loan      Coverage
Certificate Number        Number             %      Loan Level Premium
          32578292      35171590            12                   0.334
          32578306      35179373            35                   2.300
          32578314      37506301            35                   2.070
          32578322      40238011            35                   1.638
          32578331      44070768            35                   0.739
          32578349      44535414            25                   0.655
          32578357      52735067            25                   0.620
          32578365      54561156            35                   1.100
          32578373      54731272            35                   1.295
          32578381      56596167            35                   0.660
          32578390      56681694            35                   0.815
          32578403      56705361            35                   1.791
          32578411      56716818            30                   1.283
          32578420      56720747            30                   1.000
          32578438      56771873            35                   2.081
          32578446      56772289            30                   1.093
          32578454      56772489            35                   1.351
          32578462      56788347            35                   1.773
          32578471      56919388            35                   1.279
          32578489      56921500            12                   0.373
          32578497      56925404            12                   0.322
          32578501      56933589            35                   2.439
          32578519      56938846            25                   0.795
          32578527      56949431            35                   1.940
          32578535      56963785            35                   0.841
          32578543      56969586            35                   1.324
          32578551      57000798            12                   0.348
          32578560      57005430            35                   0.569
          32578578      57005462            25                   0.337
          32578586      57007391            35                   1.969
          32578594      57035338            30                   0.292
          32578608      57054333            30                   0.793
          32578616      57069126            25                   0.434
          32578624      57071719            35                   1.307
          32578632      57074519            35                   1.022
          32578641      57469627            35                   1.365
          32578659      57623054            35                   1.760
          32578667      57772360            30                   0.919
          32578675      57840281            25                   0.720
          32578683      57925660            35                   0.987
          32578691      58176259            30                   0.941
          32578705      58212808            30                   1.198
          32578713      58361066            35                   1.691
          32578721      58379236            35                   2.258
          32578730      58382853            35                   1.622
          32578748      58425522            35                   0.968
          32578756      58433915            35                   1.603
          32578764      58442612            35                   0.959
          32578772      58455726            35                   1.708
          32578781      58499892            30                   1.510
          32578799      58503916            35                   1.167
          32578802      58507237            25                   0.539

          32578811      58540441            30                   1.329
          32578829      58546601            25                   0.942
          32578837      58573117            35                   1.761
          32578845      58574181            35                   2.438
          32578853      58600368            25                   0.299
          32578861      58644222            35                   2.002
          32578870      58655463            30                   1.285
          32578888      58660584            30                   1.080
          32578896      58683923            35                   1.984
          32578900      58699117            30                   1.144
          32578918      58703325            35                   2.411
          32578926      58710942            25                   0.523
          32578934      58762405            12                   0.279
          32578942      58762605            35                   1.377
          32578951      58794889            35                   0.614
          32578969      58807339            12                   0.221
          32578977      58819581            30                   1.087
          32578985      58821517            35                   1.244
          32578993      58823901            35                   2.215
          32579001      58830934            25                   0.600
          32579019      58831086            25                   0.587
          32579027      58831334            35                   1.837
          32579035      58834622            25                   0.589
          32579043      58834678            25                   0.610
          32579051      58834718            25                   0.697
          32579060      58841703            35                   0.939
          32579078      58841759            30                   0.544
          32579086      58843808            35                   1.745
          32579094      58854161            25                   0.587
          32579108      58855737            25                   0.440
          32579116      58860618            35                   1.317
          32579124      58860642            35                   0.782
          32579132      58860706            30                   0.702
          32579141      58860730            35                   1.199
          32579159      58860778            35                   0.572
          32579167      58860834            35                   1.403
          32579175      58860842            30                   0.680
          32579183      58860866            35                   1.500
          32579191      58860914            35                   0.791
          32579205      58861010            30                   0.944
          32579213      58861074            35                   0.443
          32579221      58861098            35                   2.060
          32579230      58861154            35                   1.769
          32579248      58861162            35                   1.913
          32579256      58866066            12                   0.385
          32579264      58867354            12                   0.404
          32579272      58879708            30                   1.068
          32579281      58882764            35                   1.118
          32579299      58882908            30                   1.196
          32579302      58883677            35                   2.134
          32579311      58895382            35                   2.002
          32579329      58901455            30                   0.839
          32579337      58915961            25                   0.827
          32579345      58916113            25                   0.873

          32579353      58924298            35                   1.465
          32579361      58930226            35                   2.143
          32579370      58930274            35                   1.321
          32579388      58934315            25                   0.815
          32579396      58935347            30                   0.645
          32579400      58937739            35                   1.394
          32579418      58939155            25                   0.319
          32579426      58945916            25                   0.596
          32579434      58955053            35                   2.256
          32579442      58956782            30                   0.686
          32579451      58959934            30                   1.849
          32579469      58964119            35                   2.085
          32579477      58964255            25                   0.917
          32579485      58970095            30                   0.631
          32579493      58980449            35                   1.360
          32579507      58982001            25                   0.631
          32579515      58988570            35                   0.709
          32579523      58989778            30                   1.215
          32579531      58990522            30                   0.792
          32579540      58990578            30                   1.589
          32579558      58998379            30                   1.211
          32579566      59003460            30                   1.041
          32579574      59016805            30                   0.719
          32579582      59037264            35                   1.235
          32579591      59040104            30                   0.747
          32579604      59043745            25                   0.716
          32579612      59054042            35                   1.003
          32579621      59054442            35                   1.425
          32579639      59054474            35                   1.281
          32579647      59054746            35                   1.011
          32579655      59054962            35                   2.146
          32579663      59055122            12                   0.302
          32579671      59055154            25                   0.853
          32579680      59055362            25                   0.745
          32579698      59058626            25                   0.507
          32579701      59060387            35                   1.508
          32579710      59061067            35                   2.654
          32579728      59065443            35                   1.932
          32579736      59072868            30                   1.433
          32579744      59077301            30                   1.335
          32579752      59089934            35                   0.704
          32579761      59093415            25                   0.839
          32579779      59094255            35                   2.160
          32579787      59094351            30                   0.327
          32579795      59094391            35                   1.878
          32579809      59094495            25                   0.837
          32579817      59099624            25                   0.880
          32579825      59099976            30                   0.678
          32579833      59107729            30                   1.048
          32579841      59114121            30                   1.488
          32579850      59117218            30                   0.515
          32579868      59117514            25                   0.873
          32579876      59117618            12                   0.305
          32579884      59118394            30                   0.645

          32579892      59119786            35                   3.143
          32579906      59120410            35                   1.109
          32579914      59120434            35                   1.410
          32579922      59120594            35                   2.139
          32579931      59122939            35                   0.911
          32579949      59128035            25                   0.785
          32579957      59130739            35                   1.274
          32579965      59134468            25                   0.864
          32579973      59137220            25                   0.886
          32579981      59145141            35                   0.364
          32579990      59148902            30                   1.269
          32580009      59161519            30                   0.448
          32580017      59162287            35                   1.892
          32580025      59162335            35                   1.773
          32580033      59162864            35                   1.139
          32580041      59162872            30                   0.744
          32580050      59162904            35                   1.126
          32580068      59211934            35                   1.884
          32580076      59212046            35                   1.775
          32580084      59214150            35                   2.403
          32580092      59217678            35                   0.526
          32580106      59217870            35                   1.099
          32580114      59226199            25                   0.636
          32580122      59226255            30                   1.061
          32580131      59226271            30                   1.006
          32580149      59230712            30                   1.134
          32580157      59231208            35                   2.240
          32580165      59236241            25                   0.818
          32580173      59237321            35                   0.961
          32580181      59237353            35                   1.529
          32580190      59237617            25                   0.606
          32580203      59240857            35                   1.334
          32580211      59243106            35                   2.625
          32580220      59266629            25                   0.601
          32580238      59267021            30                   0.921
          32580246      59271565            25                   0.516
          32580254      59273813            30                   0.604
          32580262      59281310            35                   1.307
          32580271      59294600            35                   1.777
          32580289      59294800            35                   1.190
          32580297      59299089            35                   0.942
          32580301      59304241            12                   0.287
          32580319      59304257            25                   0.606
          32580327      59307426            25                   0.672
          32580335      59314370            30                   0.985
          32580343      59317739            35                   1.767
          32580351      59325748            12                   0.280
          32580360      59326244            30                   1.415
          32580378      59328228            35                   1.998
          32580386      59333205            30                   1.110
          32580394      59333245            30                   0.571
          32580408      59335637            35                   1.767
          32580416      59344206            25                   0.951
          32580424      59347247            35                   2.098

          32580432      59347327            30                   1.077
          32580441      59347447            35                   1.911
          32580459      59351167            25                   0.588
          32580467      59355424            35                   1.269
          32580475      59356232            25                   0.787
          32580483      59356496            30                   1.197
          32580491      59361272            35                   1.369
          32580505      59361304            35                   1.354
          32580513      59361328            35                   1.215
          32580521      59361336            35                   1.345
          32580530      59373834            25                   0.542
          32580548      59375114            25                   0.726
          32580556      59379387            35                   1.005
          32580564      59380099            35                   1.270
          32580572      59384859            30                   0.929
          32580581      59387364            30                   1.494
          32580599      59388900            35                   1.802
          32580602      59390988            35                   2.149
          32580611      59402101            35                   1.319
          32580629      59402133            35                   1.315
          32580637      59402165            35                   0.805
          32580645      59402173            35                   0.696
          32580653      59403654            30                   1.336
          32580661      59407550            25                   0.795
          32580670      59408510            35                   1.125
          32580688      59409102            30                   0.921
          32580696      59413487            35                   1.316
          32580700      59414999            35                   1.884
          32580718      59415735            30                   1.080
          32580726      59416311            35                   1.974
          32580734      59416351            12                   0.217
          32580742      59420880            35                   1.252
          32580751      59422976            35                   1.453
          32580769      59435058            25                   0.608
          32580777      59443307            12                   0.310
          32580785      59449507            35                   0.937
          32580793      59456852            35                   2.414
          32580807      59457060            30                   1.185
          32580815      59459045            25                   0.545
          32580823      59468614            30                   1.196
          32580831      59473086            35                   2.327
          32580840      59477199            30                   1.618
          32580858      59482384            35                   0.384
          32580866      59487016            12                   0.330
          32580874      59488352            35                   2.163
          32580882      59493809            30                   0.656
          32580891      59495793            35                   1.796
          32580904      59495873            35                   0.645
          32580912      59495889            35                   0.663
          32580921      59495905            30                   0.990
          32580939      59496033            35                   1.774
          32580947      59496065            35                   1.084
          32580955      59496417            35                   1.673
          32580963      59500314            30                   0.720

          32580971      59502050            12                   0.153
          32580980      59502202            35                   1.771
          32580998      59502306            30                   1.034
          32581005      59502634            12                   0.171
          32581013      59503554            25                   0.583
          32581021      59503610            25                   0.612
          32581030      59503658            12                   0.262
          32581048      59504186            35                   1.310
          32581056      59505602            35                   1.369
          32581064      59516836            30                   0.788
          32581072      59517636            35                   1.414
          32581081      59553536            12                   0.196
          32581099      59554169            25                   0.646
          32581102      59559705            30                   1.273
          32581111      59562866            35                   1.087
          32581129      59563202            12                   0.270
          32581137      59563866            35                   0.881
          32581145      59567234            35                   0.776
          32581153      59569450            25                   0.628
          32581161      59570747            35                   2.325
          32581170      59575467            25                   0.778
          32581188      59576939            12                   0.302
          32581196      59577219            35                   1.525
          32581200      59577899            35                   1.700
          32581218      59586965            25                   0.724
          32581226      59587589            30                   1.115
          32581234      59588573            25                   0.647
          32581242      59590341            25                   0.786
          32581251      59591469            35                   1.731
          32581269      59595918            25                   0.833
          32581277      59595966            25                   0.865
          32581285      59596078            30                   1.270
          32581293      59596086            30                   1.028
          32581307      59596326            25                   0.567
          32581315      59596350            12                   0.231
          32581323      59596446            25                   0.785
          32581331      59606879            30                   1.288
          32581340      59606903            30                   0.964
          32581358      59606927            30                   1.248
          32581366      59606951            35                   1.279
          32581374      59606983            35                   1.001
          32581382      59606991            35                   0.780
          32581391      59607047            35                   1.108
          32581404      59607063            35                   1.910
          32581412      59607079            35                   1.251
          32581421      59607087            35                   0.888
          32581439      59607103            35                   0.467
          32581447      59607175            35                   1.170
          32581455      59607199            35                   1.393
          32581463      59607207            35                   1.862
          32581471      59607223            35                   1.936
          32581480      59607231            35                   1.895
          32581498      59607239            35                   1.955
          32581501      59607255            35                   2.080

          32581510      59607263            35                   1.404
          32581528      59607279            35                   1.910
          32581536      59607303            35                   0.563
          32581544      59607335            35                   2.171
          32581552      59607343            35                   1.078
          32581561      59607351            35                   1.723
          32581579      59607359            35                   1.340
          32581587      59607367            35                   2.136
          32581595      59607383            35                   1.468
          32581609      59607407            35                   0.531
          32581617      59611408            30                   0.515
          32581625      59613304            35                   2.169
          32581633      59616312            25                   0.757
          32581641      59616728            25                   0.609
          32581650      59617536            25                   0.619
          32581668      59617784            30                   1.390
          32581676      59623225            30                   1.295
          32581684      59636611            35                   0.987
          32581692      59637787            35                   0.823
          32581706      59656109            12                   0.425
          32581714      59660334            35                   1.246
          32581722      59660494            35                   0.908
          32581731      59671167            35                   1.676
          32581749      59671279            30                   1.183
          32581757      59677104            35                   1.921
          32581765      59691042            35                   2.033
          32581773      59697738            35                   1.740
          32581781      59703507            30                   0.923
          32581790      59705243            30                   0.897
          32581803      59709404            35                   2.080
          32581811      59719069            35                   1.436
          32581820      59720773            30                   1.009
          32581838      59720805            12                   0.284
          32581846      59722998            35                   0.670
          32581854      59725310            25                   0.871
          32581862      59729278            35                   1.594
          32581871      59731655            35                   1.463
          32581889      59820602            12                   0.166
          32581897      59825538            35                   1.910
          32581901      59829915            30                   1.052
          32581919      59836956            35                   2.642
          32581927      59843965            35                   2.002
          32581935      59844173            12                   0.390
          32581943      59844285            12                   0.300
          32581951      59852878            30                   1.141
          32581960      59859023            30                   1.156
          32581978      59859047            25                   0.783
          32581986      59859071            25                   0.586
          32581994      59860079            30                   0.335
          32582001      59875065            35                   1.960
          32582010      59875825            30                   0.696
          32582028      59875913            25                   0.831
          32582036      59875921            25                   0.556
          32582044      59882362            35                   0.655

          32582052      59884106            35                   0.728
          32582061      59888786            35                   0.374
          32582079      59895859            35                   1.750
          32582087      59896147            25                   0.791
          32582095      59898236            30                   0.994
          32582109      59899188            35                   0.605
          32582117      59900660            30                   0.940
          32582125      59900716            35                   1.301
          32582133      59900732            35                   1.950
          32582141      59900772            35                   0.614
          32582150      59900844            35                   2.500
          32582168      59900884            35                   1.266
          32582176      59900900            35                   1.253
          32582184      59900940            35                   0.625
          32582192      59900956            35                   0.511
          32582206      59901148            35                   0.787
          32582214      59905525            12                   0.340
          32582222      59905869            35                   1.433
          32582231      59905885            30                   0.708
          32582249      59906069            30                   1.173
          32582257      59906117            35                   0.789
          32582265      59906125            35                   0.570
          32582273      59906493            35                   2.856
          32582281      59906533            35                   1.938
          32582290      59907373            35                   1.132
          32582303      59907397            30                   0.679
          32582311      59909597            35                   0.832
          32582320      59910365            30                   0.912
          32582338      59913486            30                   1.204
          32582346      59930632            30                   1.626
          32582354      59931504            35                   2.469
          32582362      59931752            35                   0.622
          32582371      59934136            35                   1.960
          32582389      59934288            25                   0.723
          32582397      59943713            35                   1.792
          32582401      59948578            12                   0.276
          32582419      59948586            25                   0.623
          32582427      59948650            25                   0.965
          32582435      59948674            30                   0.440
          32582443      59949730            35                   2.641
          32582451      59949826            30                   0.995
          32582460      59949930            30                   1.103
          32582478      59949986            35                   0.877
          32582486      59951906            25                   0.887
          32582494      59952338            25                   0.798
          32582508      59954395            35                   2.435
          32582516      59954427            35                   1.919
          32582524      59954683            30                   0.715
          32582532      59954787            35                   0.644
          32582541      59954795            35                   2.742
          32582559      59962068            35                   2.305
          32582567      59966596            30                   1.279
          32582575      59966884            30                   0.830
          32582583      59967588            35                   1.461

          32582591      59970605            12                   0.305
          32582605      59971405            35                   2.334
          32582613      59975621            25                   0.816
          32582621      59976429            35                   1.481
          32582630      59979710            30                   1.065
          32582648      59979934            25                   0.814
          32582656      59981326            25                   0.785
          32582664      59999696            35                   1.381
          32582672      60002265            35                   1.589
          32582681      60009986            25                   0.897
          32582699      60010242            35                   1.774
          32582702      60020891            35                   1.215
          32582711      60022307            35                   1.938
          32582729      60025035            35                   1.463
          32582737      60027188            12                   0.267
          32582745      60038213            30                   1.341
          32582753      60039101            35                   1.282
          32582761      60048190            30                   1.623
          32582770      60053071            35                   2.325
          32582788      60056711            12                   0.218
          32582796      60060416            25                   0.867
          32582800      60060464            12                   0.281
          32582818      60063008            30                   1.582
          32582826      60070633            12                   0.238
          32582834      60087419            35                   2.075
          32582842      60096180            25                   0.588
          32582851      60112854            12                   0.297
          32582869      60114135            35                   1.316
          32582877      60115487            12                   0.279
          32582885      60122960            25                   0.787
          32582893      60123184            12                   0.304
          32582907      60125368            35                   1.237
          32582915      60128168            25                   0.742
          32582923      60129025            25                   0.630
          32582931      60134849            30                   0.550
          32582940      60136865            25                   0.631
          32582958      60145204            12                   0.303
          32582966      60145404            35                   0.671
          32582974      60145820            35                   0.519
          32582982      60145868            35                   1.464
          32582991      60146532            30                   1.505
          32583008      60148476            35                   1.134
          32583016      60149540            30                   1.046
          32583024      60158061            12                   0.297
          32583032      60159589            35                   1.932
          32583041      60165974            35                   2.671
          32583059      60169767            25                   0.594
          32583067      60170095            25                   0.666
          32583075      60170271            12                   0.324
          32583083      60170351            35                   2.745
          32583091      60170431            35                   1.421
          32583105      60170983            25                   0.572
          32583113      60184896            25                   0.452
          32583121      60187289            35                   1.102

          32583130      60187441            35                   1.949
          32583148      60187449            35                   0.634
          32583156      60187513            30                   0.924
          32583164      60187625            35                   1.579
          32583172      60187633            35                   1.967
          32583181      60187641            35                   0.628
          32583199      60187657            25                   0.540
          32583202      60188081            25                   0.774
          32583211      60191601            25                   0.915
          32583229      60192881            35                   1.409
          32583237      60192985            35                   1.414
          32583245      60196186            35                   1.930
          32583253      60196234            30                   1.149
          32583261      60198826            35                   1.734
          32583270      60202235            30                   1.320
          32583288      60205691            35                   1.450
          32583296      60206379            25                   0.724
          32583300      60207411            12                   0.231
          32583318      60207427            35                   0.969
          32583326      60216092            30                   0.970
          32583334      60216124            35                   1.978
          32583342      60216164            35                   1.790
          32583351      60222349            35                   1.880
          32583369      60226534            25                   0.790
          32583377      60226942            35                   2.006
          32583385      60229062            25                   0.884
          32583393      60229310            35                   1.630
          32583407      60229414            35                   0.827
          32583415      60239279            30                   0.591
          32583423      60240055            35                   0.736
          32583431      60240071            35                   0.815
          32583440      60240135            35                   1.271
          32583458      60242520            35                   2.006
          32583466      60242648            35                   0.976
          32583474      60242704            30                   0.623
          32583482      60242816            35                   0.529
          32583491      60242856            35                   1.780
          32583504      60246584            25                   0.638
          32583512      60246760            35                   2.320
          32583521      60267003            35                   1.153
          32583539      60273076            30                   0.993
          32583547      60273108            35                   1.025
          32583555      60273260            30                   0.660
          32583563      60273348            12                   0.287
          32583571      60273444            12                   0.276
          32583580      60273452            25                   0.353
          32583598      60273620            12                   0.398
          32583601      60273684            25                   0.601
          32583610      60274284            35                   1.253
          32583628      60276380            12                   0.237
          32583636      60277052            12                   0.302
          32583644      60282261            35                   1.279
          32583652      60282861            25                   0.814
          32583661      60287293            35                   1.016

          32583679      60287885            35                   1.285
          32583687      60288789            30                   0.929
          32583695      60288878            30                   0.594
          32583709      60288934            35                   1.145
          32583717      60290726            35                   1.090
          32583725      60295054            30                   0.957
          32583733      60298935            35                   0.711
          32583741      60303983            25                   0.560
          32583750      60304327            35                   1.325
          32583768      60304351            25                   0.612
          32583776      60304359            25                   0.758
          32583784      60313081            35                   0.473
          32583792      60313577            35                   0.844
          32583806      60315569            12                   0.345
          32583814      60317881            25                   0.803
          32583822      60318009            35                   1.200
          32583831      60328314            25                   0.603
          32583849      60329795            35                   0.636
          32583857      60330195            35                   0.990
          32583865      60333659            30                   1.290
          32583873      60333835            35                   1.213
          32583881      60333843            35                   1.167
          32583890      60333891            35                   0.863
          32583903      60333907            35                   0.712
          32583911      60333939            35                   0.638
          32583920      60333979            30                   0.938
          32583938      60340660            25                   0.836
          32583946      60340676            25                   0.786
          32583954      60340772            25                   0.605
          32583962      60340820            12                   0.241
          32583971      60351981            25                   0.526
          32583989      60357062            35                   1.627
          32583997      60357094            35                   0.565
          32584004      60357126            35                   0.694
          32584012      60357134            35                   0.632
          32584021      60357190            35                   0.977
          32584039      60369992            25                   1.263
          32584047      60370280            25                   0.451
          32584055      60378401            12                   0.246
          32584063      60378465            12                   0.120
          32584071      60388506            25                   0.863
          32584080      60393659            25                   0.909
          32584098      60393867            30                   0.793
          32584101      60396787            35                   0.437
          32584110      60397467            35                   0.993
          32584128      60399059            30                   1.194
          32584136      60400644            25                   0.624
          32584144      60402692            35                   2.548
          32584152      60402740            35                   0.683
          32584161      60404308            12                   0.232
          32584179      60404348            35                   2.042
          32584187      60404500            25                   0.829
          32584195      60404620            25                   0.849
          32584209      60404940            35                   2.538

          32584217      60414029            35                   1.161
          32584225      60414397            30                   0.627
          32584233      60417654            35                   1.408
          32584241      60417686            35                   1.403
          32584250      60425175            12                   0.383
          32584268      60425223            25                   0.924
          32584276      60432568            35                   0.784
          32584284      60445177            30                   0.659
          32584292      60446889            35                   2.419
          32584306      60449834            30                   0.784
          32584314      60449890            30                   1.434
          32584322      60454058            12                   0.387
          32584331      60455522            25                   0.337
          32584349      60469140            35                   2.018
          32584357      60469356            35                   1.349
          32584365      60477197            25                   0.643
          32584373      60478413            35                   0.745
          32584381      60479981            35                   1.004
          32584390      60480854            30                   1.703
          32584403      60496359            12                   0.278
          32584411      60496896            30                   0.643
          32584420      60509281            35                   1.646
          32584438      60515482            30                   0.895
          32584446      60515754            30                   1.051
          32584454      60515778            30                   0.592
          32584462      60516082            35                   1.012
          32584471      60516682            25                   0.544
          32584489      60517722            30                   1.179
          32584497      60517858            25                   0.858
          32584501      60520563            35                   1.744
          32584519      60521075            35                   1.349
          32584527      60521339            35                   0.917
          32584535      60521363            35                   0.679
          32584543      60521379            35                   1.386
          32584551      60521395            35                   1.786
          32584560      60521427            35                   2.543
          32584578      60521435            35                   3.114
          32584586      60521443            35                   0.806
          32584594      60521451            25                   0.525
          32584608      60937575            35                   1.943
          32584616      60943199            25                   0.822
          32584624      60943439            35                   1.947
          32584632      60951448            35                   1.090
          32584641      60951576            25                   0.799
          32584659      60952209            30                   0.938
          32584667      60959898            35                   1.024
          32584675      60959946            35                   0.791
          32584683      60960314            30                   1.033
          32584691      60973147            12                   0.374
          32584705      60976212            30                   0.977
          32584713      60999807            35                   1.621
          32584721      61009032            25                   0.614
          32584730      61009040            35                   0.759
          32584748      61010672            25                   0.890

          32584756      61010688            30                   0.580
          32584764      61031955            35                   1.862
          32584772      61050533            12                   0.275
          32584781      61056014            25                   0.903
          32584799      61056094            25                   0.569
          32584802      61056174            25                   0.915
          32584811      61056246            25                   0.414
          32584829      61056278            25                   0.606
          32584837      61056390            25                   0.831
          32584845      61056398            30                   1.062
          32584853      61065871            25                   0.733
          32584861      61067263            30                   0.786
          32584870      61069351            25                   0.592
          32584888      61077456            35                   0.549
          32584896      61077472            25                   0.623
          32584900      61093194            35                   0.758
          32584918      61093242            35                   0.675
          32584926      61093282            30                   1.189
          32584934      61093410            35                   1.386
          32584942      61093594            30                   0.820
          32584951      61093642            35                   0.888
          32584969      61093730            35                   0.798
          32584977      61093738            35                   0.940
          32584985      61093754            30                   0.538
          32584993      61093842            12                   0.259
          32585001      61093930            30                   0.419
          32585019      61093954            30                   0.809
          32585027      61093970            30                   0.418
          32585035      61094186            25                   0.750
          32585043      61096523            25                   0.541
          32585051      61102403            35                   0.752
          32585060      61104780            12                   0.273
          32585078      61105676            12                   0.275
          32585086      61105692            30                   0.665
          32585094      61105900            35                   1.872
          32585108      61115053            35                   0.944
          32585116      61115069            35                   0.384
          32585124      61116229            35                   2.498
          32585132      61117405            25                   0.743
          32585141      61129239            30                   1.225
          32585159      61142688            35                   0.714
          32585167      61147313            25                   0.527
          32585175      61154602            25                   0.508
          32585183      61155450            25                   0.539
          32585191      61159082            35                   0.946
          32585205      61159114            35                   1.224
          32585213      61159122            35                   0.757
          32585221      61178781            25                   0.543
          32585230      61179349            35                   2.191
          32585248      61190078            30                   1.425
          32585256      61193055            25                   0.742
          32585264      61193335            30                   1.478
          32585272      61194951            35                   1.351
          32585281      61201728            35                   1.924

          32585299      61203424            12                   0.262
          32585302      61213777            25                   0.740
          32585311      61218138            35                   0.449
          32585329      61219802            35                   1.309
          32585337      61230107            12                   0.349
          32585345      61252054            35                   1.089
          32585353      61258119            35                   1.695
          32585361      61259991            12                   0.262
          32585370      61260383            30                   0.775
          32585388      61275161            25                   0.510
          32585396      61292715            25                   0.630
          32585400      61292795            35                   0.938
          32585418      61292899            30                   0.540
          32585426      61292987            35                   1.467
          32585434      61299628            25                   0.485
          32585442      61299828            30                   1.032
          32585451      61299860            25                   0.726
          32585469      61299924            30                   1.328
          32585477      61299940            30                   0.629
          32585485      61300028            12                   0.242
          32585493      61313038            30                   0.709
          32585507      61317894            35                   0.531
          32585515      61332904            30                   0.898
          32585523      61333800            35                   1.954
          32585531      62083499            30                   1.176
          32585540      62306577            30                   0.711
          32585558      62470367            30                   1.027
          32585566      62489407            30                   0.893
          32585574      62580964            30                   0.691
          32585582      62871612            30                   0.637
          32585591      62886820            35                   0.952
          32585604      62950900            35                   1.774
          32585612      62998109            30                   1.297
          32585621      63031010            35                   0.488
          32585639      63031106            30                   1.208
          32585647      63106535            35                   1.947
          32585655      63198294            12                   0.279
          32585663      63251439            30                   0.880
          32585671      63376615            12                   0.333
          32585680      63456873            12                   0.400
          32585698      63457033            25                   0.807
          32585701      63457265            25                   0.706
          32585710      63464109            35                   1.915
          32585728      63521405            12                   0.322
          32585736      63564744            35                   2.232
          32585744      63582679            30                   0.469
          32585752      63606473            25                   0.591
          32585761      63611547            30                   0.761
          32585779      63734506            30                   0.399
          32585787      63754120            35                   1.953
          32585795      63754432            35                   1.457
          32585809      63754736            35                   0.736
          32585817      63805210            35                   1.680
          32585825      63961559            35                   0.781

          32585833      63995089            35                   2.315
          32585841      64089960            35                   0.790
          32585850      64163360            35                   2.317
          32585868      64196811            30                   1.203
          32585876      64199159            30                   0.680
          32585884      64228112            30                   1.457
          32585892      64228544            35                   0.812
          32585906      64235042            30                   0.783
          32585914      64235082            35                   1.663
          32585922      64242330            35                   1.312
          32585931      64261602            35                   2.104
          32585949      64283240            25                   0.821
          32585957      64296056            35                   1.055
          32585965      64297518            35                   1.095
          32585973      64324924            25                   0.837
          32585981      64324932            12                   0.326
          32585990      64343855            35                   1.810
          32586007      64344295            35                   0.543
          32586015      64447528            35                   2.097
          32586023      64469626            30                   1.069
          32586031      64477432            35                   1.953
          32586040      64499751            25                   0.860
          32586058      64502618            35                   1.954
          32586066      64511987            12                   0.274
          32586074      64514223            25                   0.557
          32586082      64525780            30                   1.023
          32586091      64525852            35                   2.294
          32586104      64526068            30                   1.421
          32586112      64539200            35                   1.800
          32586121      64539400            35                   2.171
          32586139      64540075            30                   1.280
          32586147      64540083            30                   0.944
          32586155      64540187            35                   1.304
          32586163      64540291            25                   0.487
          32586171      64540507            35                   1.229
          32586180      64552625            30                   0.546
          32586198      64582439            30                   1.587
          32586201      64590369            25                   0.744
          32586210      64602124            25                   0.857
          32586228      64604711            35                   0.797
          32586236      64624990            35                   1.239
          32586244      64643903            30                   0.936
          32586252      64643967            30                   1.316
          32586261      64679023            30                   0.621
          32586279      64689712            35                   1.778
          32586287      64708519            35                   1.997
          32586295      64720393            35                   1.824
          32586309      64720489            30                   0.895
          32586317      64722324            30                   0.506
          32586325      64722780            30                   0.655
          32586333      64741720            35                   1.103
          32586341      64741992            35                   1.734
          32586350      64757727            30                   0.549
          32586368      64758663            30                   0.997

          32586376      64764314            35                   1.981
          32586384      64772581            25                   0.589
          32586392      64772709            35                   0.503
          32586406      64779372            12                   0.265
          32586414      64841961            35                   1.941
          32586422      64847323            35                   0.642
          32586431      64898123            25                   0.780
          32586449      64905545            25                   0.574
          32586457      64987742            35                   1.942
          32586465       6499729            25                   0.819
          32586473      65015673            30                   0.740
          32586481      65016321            25                   0.452
          32586490      65016457            35                   1.287
          32586503      65017153            35                   1.781
          32586511      65026012            30                   0.436
          32586520      65038688            35                   1.616
          32586538      65041476            35                   2.380
          32586546      65045024            25                   0.719
          32586554      65048677            30                   0.922
          32586562      65049078            12                   0.303
          32586571      65049166            12                   0.289
          32586589      65050209            35                   2.015
          32586597      65052222            35                   1.799
          32586601      65052486            30                   1.161
          32586619      65055935            35                   1.918
          32586627      65092454            30                   0.888
          32586635      65100689            30                   0.725
          32586643      65114523            30                   0.772
          32586651      65126188            35                   1.459
          32586660      65126476            35                   0.772
          32586678      65146732            35                   1.567
          32586686      65173359            30                   1.025
          32586694      65180661            12                   0.277
          32586708      65206877            35                   0.662
          32586716      65206893            35                   0.858
          32586724      65221099            35                   1.406
          32586732      65221123            35                   1.693
          32586741      65229862            35                   1.868
          32586759      65230431            30                   0.925
          32586767      65257940            25                   0.569
          32586775      65258092            35                   1.657
          32586783      65258776            35                   1.685
          32586791      65259008            35                   2.184
          32586805      65259328            30                   0.568
          32586813      65260480            35                   1.311
          32586821      65274219            30                   0.659
          32586830      65276214            30                   0.970
          32586848      65287545            30                   0.899
          32586856      65295039            35                   2.094
          32586864      65299173            35                   1.971
          32586872      65332780            30                   0.797
          32586881      65332804            35                   0.690
          32586899      65334084            25                   0.518
          32586902      65334164            30                   0.604

          32586911      65343359            35                   1.408
          32586929      65344600            12                   0.337
          32586937      65345000            35                   0.948
          32586945      65360745            30                   1.536
          32586953       6536424            35                   1.386
          32586961      65384414            30                   0.760
          32586970      65386752            25                   0.839
          32586988      65390767            12                   0.258
          32586996      65407587            25                   0.792
          32587003      65407707            30                   0.826
          32587011      65422315            35                   1.163
          32587020      65422435            35                   0.737
          32587038      65422947            35                   2.090
          32587046      65442946            30                   0.562
          32587054      65448203            35                   2.248
          32587062      65459821            35                   1.573
          32587071      65460813            25                   0.858
          32587089      65461357            35                   0.764
          32587097      65466555            30                   0.890
          32587101      65470349            35                   2.048
          32587119      65470541            25                   1.138
          32587127      65471085            35                   0.739
          32587135      65471261            35                   0.835
          32587143      65471485            35                   1.573
          32587151      65476756            35                   2.064
          32587160      65494970            25                   0.876
          32587178      65550638            30                   0.731
          32587186      65551207            35                   0.641
          32587194      65593594            30                   0.895
          32587208      65593642            35                   2.082
          32587216      65597617            30                   1.150
          32587224      65597633            12                   0.278
          32587232      65597897            25                   0.913
          32587241      65598017            25                   0.849
          32587259      65601937            35                   2.543
          32587267      65603138            25                   0.764
          32587275      65603410            35                   1.327
          32587283      65604258            35                   0.975
          32587291      65604402            35                   0.958
          32587305      65625136            25                   0.824
          32587313      65625312            35                   1.176
          32587321      65655645            30                   0.811
          32587330      65655685            35                   0.776
          32587348      65670646            30                   0.921
          32587356      65670798            35                   2.469
          32587364      65671246            30                   0.537
          32587372      65691821            30                   0.286
          32587381      65691869            12                   0.293
          32587399      65692253            25                   0.961
          32587402      65708245            30                   1.114
          32587411      65711268            30                   0.987
          32587429      65718134            30                   1.479
          32587437      65718246            30                   1.281
          32587445      65718678            25                   0.607

          32587453      65756654            25                   0.837
          32587461      65773538            35                   1.897
          32587470      65774418            30                   1.165
          32587488      65775114            25                   0.568
          32587496      65792677            30                   0.945
          32587500      65793007            35                   0.720
          32587518      65796512            30                   1.212
          32587526      65796728            30                   0.744
          32587534      65796784            35                   0.748
          32587542      65817693            35                   0.651
          32587551      65820872            30                   1.527
          32587569      65884480            25                   0.576
          32587577      65984867            35                   0.668
          32587585      65985987            30                   0.918
          32587593      66005354            30                   0.530
          32587607      66005386            25                   0.492
          32587615      66006058            25                   0.434
          32587623      66006802            25                   0.962
          32587631      66010386            12                   0.284
          32587640       6601713            25                   0.605
          32587658      66033647            30                   0.564
          32587666      66064011            35                   2.220
          32587674      66064235            30                   0.583
          32587682      66064731            35                   1.263
          32587691      66064787            35                   1.377
          32587704      66079341            25                   0.908
          32587712      66080109            25                   0.761
          32587721      66082043            35                   1.806
          32587739      66084472            30                   0.734
          32587747      66085001            35                   1.432
          32587755      66085065            35                   2.226
          32587763      66085129            35                   1.432
          32587771      66085162            30                   0.536
          32587780      66085346            30                   1.296
          32587798      66086402            35                   1.673
          32587801      66105038            25                   0.615
          32587810      66105382            12                   0.259
          32587828      66115393            25                   0.802
          32587836       6611861            25                   0.575
          32587844      66146708            35                   0.694
          32587852      66146868            30                   1.282
          32587861      66151181            12                   0.343
          32587879      66152898            35                   1.417
          32587887      66152954            35                   1.508
          32587895      66153130            35                   2.412
          32587909      66155179            35                   1.424
          32587917      66155659            35                   0.939
          32587925      66156529            35                   1.304
          32587933      66168482            35                   1.800
          32587941      66181713            30                   1.354
          32587950      66181745            30                   1.035
          32587968      66187815            12                   0.306
          32587976      66188103            12                   0.346
          32587984      66201001            30                   1.151

          32587992      66201473            35                   1.360
          32588000      66201617            12                   0.148
          32588018      66202345            25                   0.801
          32588026      66202745            35                   1.628
          32588034      66217933            35                   1.617
          32588042      66230491            25                   0.527
          32588051      66241716            35                   1.471
          32588069      66251917            25                   0.764
          32588077      66255478            30                   0.535
          32588085      66262127            25                   0.857
          32588093      66271680            35                   0.951
          32588107      66300475            35                   0.715
          32588115      66302252            12                   0.353
          32588123      66305612            30                   0.734
          32588131      66310029            25                   0.818
          32588140      66314677            35                   1.925
          32588158      66332663            35                   1.942
          32588166      66340944            30                   1.453
          32588174      66347473            25                   0.650
          32588182      66360507            25                   0.816
          32588191      66362867            35                   2.291
          32588204      66366100            35                   0.909
          32588212      66367636            35                   0.644
          32588221      66373108            12                   0.224
          32588239      66382558            35                   1.401
          32588247      66385166            35                   0.727
          32588255      66391959            30                   1.162
          32588263      66392439            25                   0.601
          32588271      66398880            35                   1.960
          32588280      66418026            35                   2.305
          32588298      66427131            12                   0.276
          32588301      66440533            25                   0.740
          32588310      66451438            12                   0.267
          32588328      66454231            30                   1.414
          32588336      66458823            30                   1.192
          32588344      66460679            35                   0.807
          32588352      66467128            30                   1.522
          32588361      66470073            25                   0.300
          32588379      66481578            25                   0.623
          32588387      66488483            12                   0.148
          32588395      66514710            35                   0.950
          32588409      66517543            30                   0.742
          32588417      66528368            35                   2.264
          32588425      66550555            12                   0.263
          32588433      66562196            35                   1.097
          32588441      66579102            35                   1.440
          32588450      66592552            35                   1.791
          32588468      66600553            30                   0.908
          32588476      66602561            25                   0.959
          32588484      66614731            25                   0.637
          32588492      66623236            25                   0.913
          32588506      66632181            35                   1.749
          32588514      66637022            25                   0.608
          32588522      66638006            30                   0.576

          32588531      66643310            25                   0.854
          32588549      66648959            25                   0.799
          32588557      66655440            25                   0.297
          32588565      66661185            25                   0.964
          32588573      66683123            25                   0.908
          32588581      66696789            30                   0.977
          32588590      66699909            35                   2.295
          32588603      66707982            25                   0.749
          32588611      66714455            25                   1.378
          32588620      66716768            25                   0.805
          32588638      66722368            12                   0.254
          32588646      66737450            35                   1.764
          32588654      66737586            25                   0.836
          32588662      66756004            35                   2.132
          32588671      66803402            25                   0.429
          32588689      66822661            30                   0.651
          32588697      66832374            25                   0.922
          32588701      66868581            12                   0.274
          32588719      66868941            25                   0.782
          32588727      66869805            12                   0.287
          32588735      66870189            25                   0.750
          32588743      66878933            35                   1.470
          32588751      66883289            12                   0.266
          32588760      66896732            25                   0.749
          32588778      66900514            35                   2.148
          32588786      66900666            35                   0.869
          32588794      66901210            35                   1.669
          32588808      66903345            35                   1.076
          32588816      66946309            25                   0.880
          32588824      66947485            12                   0.243
          32588832      66947685            25                   0.649
          32588841      66947725            25                   0.604
          32588859      66948198            12                   0.272
          32588867      66949224            25                   0.757
          32588875      66950560            35                   1.532
          32588883      66950600            35                   1.778
          32588891      66950808            35                   0.737
          32588905      66952768            30                   0.684
          32588913      66953734            35                   0.790
          32588921      66953894            35                   1.445
          32588930      66954766            35                   0.708
          32588948      66955438            30                   0.899
          32588956      66955478            35                   0.425
          32588964      66963264            25                   0.545
          32588972      66977514            30                   0.413
          32588981      66989209            12                   0.274
          32588999      66989345            25                   0.306
          32589006      66990265            25                   0.726
          32589014      66990281            25                   0.345
          32589022      66990891            30                   0.746
          32589031      66996594            25                   0.724
          32589049      66998772            35                   1.971
          32589057      66999540            35                   0.820
          32589065      67000748            35                   1.963

          32589073      67038968            35                   1.365
          32589081      67075646            35                   2.552
          32589090      67075678            35                   1.193
          32589103      67076119            30                   0.821
          32589111      67076319            35                   1.242
          32589120      67076463            12                   0.284
          32589138      67077007            25                   0.745
          32589146      67077103            12                   0.263
          32589154      67078344            25                   0.879
          32589162      67078568            25                   0.311
          32589171      67078768            30                   0.581
          32589189      67079008            25                   0.637
          32589197      67079136            25                   0.960
          32589201      67079496            25                   0.803
          32589219      67086836            35                   0.967
          32589227      67087060            35                   1.776
          32589235      67087164            35                   1.085
          32589243      67087684            35                   1.920
          32589251      67087812            35                   2.132
          32589260      67087876            35                   1.775
          32589278      67104458            35                   2.282
          32589286      67115507            30                   1.211
          32589294      67150334            30                   1.055
          32589308      67151910            25                   0.549
          32589316      67154975            35                   2.269
          32589324      67155863            30                   0.583
          32589332      67158160            35                   0.636
          32589341      67171834            35                   0.950
          32589359      67173334            25                   0.665
          32589367      67173758            35                   0.642
          32589375      67173862            30                   0.541
          32589383      67173926            35                   2.092
          32589391      67174086            35                   2.020
          32589405      67199247            25                   0.731
          32589413      67199839            30                   1.066
          32589421      67200359            30                   0.927
          32589430      67210148            25                   0.834
          32589448      67212643            30                   1.299
          32589456      67219520            35                   1.075
          32589464      67222356            35                   0.529
          32589472      67222484            25                   0.604
          32589481      67222628            35                   0.895
          32589499      67229059            30                   1.365
          32589502      67229195            35                   2.271
          32589511      67229235            25                   0.722
          32589529      67229715            35                   1.325
          32589537      67237401            30                   0.764
          32589545      67253990            25                   0.668
          32589553      67290325            35                   0.924
          32589561      67290693            35                   1.134
          32589570      67316805            35                   1.306
          32589588      67317013            35                   0.753
          32589596      67317749            35                   1.332
          32589600      67318205            35                   1.769

          32589618      67323307            12                   0.210
          32589626      67324027            35                   1.391
          32589634      67340600            25                   0.872
          32589642      67340632            35                   2.473
          32589651      67351259            25                   0.505
          32589669      67351395            25                   0.350
          32589677      67351451            25                   0.442
          32589685      67351811            12                   0.276
          32589693      67352499            25                   0.294
          32589707      67354483            30                   1.561
          32589715      67361726            35                   2.222
          32589723      67361838            35                   1.111
          32589731      67361878            35                   2.386
          32589740      67394854            35                   1.920
          32589758      67406267            30                   0.630
          32589766      67407421            25                   0.569
          32589774      67408573            35                   2.082
          32589782      67412256            35                   0.939
          32589791      67433674            35                   1.771
          32589804      67434082            30                   0.803
          32589812      67434274            35                   2.203
          32589821      67435178            30                   1.329
          32589839      67435194            30                   1.224
          32589847      67435274            30                   1.010
          32589855      67446096            30                   0.887
          32589863      67456163            30                   1.408
          32589871      67465315            25                   0.799
          32589880      67466467            25                   0.927
          32589898      67469816            30                   0.937
          32589901      67471446            35                   1.629
          32589910      67479156            25                   0.612
          32589928      67492969            25                   0.818
          32589936      67503327            12                   0.379
          32589944      67503815            25                   0.799
          32589952      67503951            12                   0.213
          32589961      67504895            35                   1.230
          32589979      67505007            12                   0.278
          32589987      67505023            25                   0.767
          32589995      67505504            25                   0.495
          32590004      67505864            25                   0.886
          32590012      67505984            25                   0.589
          32590021      67506048            25                   0.838
          32590039      67506480            25                   0.560
          32590047      67507072            35                   1.927
          32590055      67509422            25                   0.358
          32590063      67513992            35                   1.209
          32590071      67536107            25                   0.624
          32590080      67538078            35                   1.593
          32590098      67570535            35                   0.897
          32590101      67570839            35                   0.934
          32590110      67593559            30                   1.480
          32590128      67593583            12                   0.271
          32590136      67593695            25                   0.541
          32590144      67594383            25                   0.767

          32590152      67594591            25                   0.604
          32590161      67594639            12                   0.285
          32590179      67594751            12                   0.289
          32590187      67599349            35                   0.710
          32590195      67599397            30                   0.569
          32590209      67600261            35                   0.940
          32590217      67600357            35                   2.043
          32590225      67620283            35                   0.744
          32590233      67620371            35                   0.799
          32590241      67630389            35                   1.159
          32590250      67639258            35                   1.922
          32590268      67639266            35                   2.709
          32590276      67639314            35                   2.532
          32590284      67639338            35                   2.290
          32590292      67640856            25                   0.836
          32590306      67646739            30                   1.486
          32590314      67647532            25                   0.566
          32590322      67648289            35                   1.924
          32590331      67648337            35                   1.785
          32590349      67648409            30                   1.212
          32590357      67657410            30                   1.147
          32590365      67657722            25                   0.826
          32590373      67657794            30                   0.415
          32590381      67665838            25                   0.510
          32590390      67666630            25                   0.647
          32590403      67666638            25                   0.844
          32590411      67667006            25                   0.559
          32590420      67672969            35                   1.348
          32590438      67674217            25                   0.718
          32590446      67702348            12                   0.279
          32590454      67720421            35                   0.936
          32590462      67760248            30                   0.780
          32590471      67769775            25                   0.960
          32590489      67771135            25                   0.830
          32590497      67771433            25                   0.614
          32590501      67771961            35                   0.646
          32590519      67773065            35                   1.324
          32590527      67773297            30                   0.527
          32590535      67773762            35                   1.356
          32590543      67774434            30                   0.610
          32590551      67774826            25                   0.709
          32590560      67774898            35                   1.331
          32590578      67781504            35                   1.435
          32590586      67782128            12                   0.287
          32590594      67782608            12                   0.280
          32590608      67785611            25                   0.715
          32590616      67801188            25                   0.639
          32590624      67813079            25                   0.809
          32590632      67813819            12                   0.259
          32590641      67820947            35                   0.797
          32590659      67821925            12                   0.406
          32590667      67823144            30                   1.039
          32590675      67823587            25                   0.714
          32590683      67835058            35                   1.761

          32590691      67836783            35                   1.053
          32590705      67837895            25                   0.308
          32590713      67838047            25                   0.803
          32590721      67838287            25                   0.960
          32590730      67846853            30                   0.852
          32590748      67846957            30                   1.047
          32590756      67862856            25                   0.875
          32590764      67863024            30                   1.572
          32590772      67871294            30                   1.485
          32590781      67871422            35                   1.825
          32590799      67871743            12                   0.203
          32590802      67871775            12                   0.302
          32590811      67871847            12                   0.338
          32590829      67872119            25                   0.610
          32590837      67872175            25                   0.590
          32590845      67872543            25                   0.326
          32590853      67872767            12                   0.263
          32590861      67872919            25                   0.620
          32590870      67872967            12                   0.339
          32590888      67877748            35                   0.452
          32590896      67878404            35                   1.366
          32590900      67878724            35                   1.329
          32590918      67885210            12                   0.264
          32590926      67888628            35                   1.264
          32590934      67891461            12                   0.268
          32590942      67895328            12                   0.276
          32590951      67896200            35                   2.220
          32590969      67902084            35                   2.062
          32590977      67911705            25                   0.593
          32590985      67924531            35                   0.705
          32590993      67924659            35                   0.498
          32591001      67924915            35                   0.907
          32591019      67928341            30                   1.314
          32591027      67929947            25                   0.550
          32591035      67930451            35                   1.754
          32591043      67930707            25                   0.880
          32591051      67950561            25                   0.961
          32591060      67959502            25                   0.539
          32591078      67961784            25                   0.938
          32591086      67962528            25                   0.960
          32591094      67962776            25                   0.621
          32591108      67981288            25                   0.780
          32591116      67988302            25                   0.565
          32591124      67988342            12                   0.300
          32591132      67990720            30                   1.204
          32591141      67993898            30                   1.362
          32591159      67994010            35                   0.949
          32591167      68000187            35                   0.844
          32591175      68002575            35                   1.154
          32591183      68003167            12                   0.280
          32591191      68003912            30                   0.647
          32591205      68009218            25                   0.451
          32591213      68009266            25                   0.614
          32591221      68009594            25                   0.304

          32591230      68010194            12                   0.269
          32591248      68012358            25                   0.587
          32591256      68024446            35                   2.178
          32591264      68028582            35                   0.970
          32591272      68029694            35                   1.323
          32591281      68030166            35                   2.159
          32591299      68036846            30                   0.761
          32591302      68044897            25                   0.877
          32591311      68045121            25                   0.790
          32591329      68079561            35                   0.948
          32591337      68080369            30                   1.368
          32591345      68084878            35                   1.744
          32591353      68084966            35                   1.765
          32591361      68091841            12                   0.135
          32591370      68092377            25                   0.791
          32591388      68092545            25                   0.808
          32591396      68092721            25                   0.593
          32591400      68092929            25                   0.638
          32591418      68093073            25                   0.457
          32591426      68093265            35                   1.220
          32591434      68108367            30                   0.788
          32591442      68114245            35                   0.973
          32591451      68114950            12                   0.315
          32591469      68114990            30                   0.531
          32591477      68124987            35                   0.673
          32591485      68125563            35                   2.076
          32591493      68126955            30                   0.758
          32591507      68146495            35                   2.316
          32591515      68146543            25                   0.684
          32591523      68146623            25                   0.862
          32591531      68147676            25                   0.725
          32591540      68152424            25                   0.829
          32591558      68152448            35                   1.158
          32591566      68153659            35                   1.921
          32591574      68156629            30                   0.755
          32591582      68156749            30                   1.163
          32591591      68157654            35                   1.698
          32591604      68158160            30                   0.708
          32591612      68183980            12                   0.161
          32591621      68184188            35                   1.129
          32591639      68184212            25                   0.651
          32591647      68184444            35                   1.668
          32591655      68184572            30                   1.355
          32591663      68184892            25                   0.369
          32591671      68186749            25                   0.603
          32591680      68197156            35                   0.835
          32591698      68198585            30                   1.141
          32591701      68214630            30                   1.049
          32591710      68214694            30                   0.446
          32591728      68243779            12                   0.274
          32591736      68245107            25                   0.620
          32591744      68245227            12                   0.343
          32591752      68251616            12                   0.282
          32591761      68268605            30                   0.625

          32591779      68362858            25                   0.750
          32591787      68368139            25                   0.522
          32591795      68368603            12                   0.393
          32591809      68368803            25                   0.595
          32591817      68369875            25                   0.459
          32591825      68394195            30                   1.075
          32591833      68394604            35                   2.088
          32591841      68395972            35                   1.131
          32591850      68436805            12                   0.249
          32591868      68449418            25                   0.706
          32591876      68470769            25                   1.190
          32591884      68471233            35                   0.735
          32591892      68486675            30                   1.135
          32591906       6938665            30                   0.521
          32591914      71229577            35                   1.660
          32591922       7146383            35                   1.996
          32591931       7171461            30                   0.914
          32591949       7266491            12                   0.275
          32591957       7566309            12                   0.300
          32591965      76496395            25                   0.729
          32591973      76496675            35                   0.696
          32591981      76496955            25                   0.581
          32591990      76497475            25                   0.818
          32592007      76506063            25                   0.843
          32592015      76506351            25                   0.628
          32592023      76507031            25                   0.762
          32592031      76537573            35                   1.945
          32592040      76537845            25                   0.609
          32592058      76538013            35                   3.619
          32592066      76538893            25                   0.644
          32592074      76538989            30                   1.292
          32592082      76544161            35                   1.949
          32592091      76545027            12                   0.209
          32592104      76545075            25                   0.564
          32592112      76548833            25                   0.807
          32592121      76561425            35                   2.649
          32592139      76587046            12                   0.279
          32592147      76587470            25                   0.819
          32592155      76590562            30                   1.281
          32592163      76615886            35                   0.756
          32592171      76626279            35                   0.395
          32592180      76627263            25                   0.757
          32592198      76683182            25                   1.108
          32592201      76683566            25                   0.629
          32592210      76684046            35                   0.913
          32592228      76684182            25                   0.932
          32592236      76684462            25                   0.577
          32592244      76684686            25                   0.646
          32592252      76704185            30                   0.521
          32592261      76705041            30                   1.118
          32592279      76725593            35                   0.937
          32592287      76726057            35                   0.877
          32592295      76726369            30                   1.216
          32592309      76726769            35                   2.108

          32592317      76727041            30                   0.586
          32592325      76735832            30                   0.924
          32592333      76741904            12                   0.282
          32592341      76742208            25                   0.651
          32592350      76761449            25                   1.063
          32592368      76761761            25                   0.617
          32592376      76762353            12                   0.271
          32592384      76763105            35                   2.362
          32592392      76774054            25                   0.701
          32592406      76780835            35                   2.330
          32592414      76966924            35                   0.977
          32592422      76967932            25                   0.748
          32592431      76969757            35                   1.777
          32592449      76969789            30                   1.621
          32592457      76970109            35                   1.096
          32592465      77027124            30                   0.634
          32592473      77027180            35                   2.471
          32592481      77056314            35                   2.234
          32592490      77060835            25                   0.964
          32592503      77061171            25                   0.635
          32592511      77061627            12                   0.173
          32592520      77061787            25                   0.725
          32592538      77070039            35                   1.859
          32592546      77079380            30                   0.909
          32592554      77130249            30                   1.022
          32592562      77140505            35                   1.597
          32592571      77140825            35                   1.352
          32592589      77140929            30                   0.638
          32592597      77153907            35                   1.647
          32592601      77153995            35                   0.689
          32592619      77179667            30                   0.874
          32592627      77188443            35                   1.076
          32592635      77200612            35                   1.818
          32592643      77234232            35                   2.090
          32592651      77255123            30                   0.658
          32592660       7728399            30                   0.649
          32592678      77307210            30                   1.206
          32592686      77338398            25                   0.882
          32592694      77338646            25                   0.464
          32592708      77348897            35                   2.700
          32592716      77370595            25                   0.597
          32592724      77375064            25                   0.625
          32592732      77375864            35                   1.102
          32592741      77377185            25                   0.733
          32592759      77378033            25                   0.569
          32592767      77383789            12                   1.084
          32592775      77386975            25                   2.748
          32592783      77436109            25                   0.596
          32592791      77439610            25                   2.475
          32592805      77440542            12                   1.437
          32592813      77442481            30                   3.969
          32592821      77443009            30                   0.997
          32592830      77443713            30                   0.960
          32592848      77485263            25                   0.739

          32592856      77485503            25                   0.595
          32592864      77487864            25                   0.619
          32592872      77488528            25                   0.779
          32592881      77499021            25                   0.731
          32592899      77504829            35                   0.842
          32592902      77505181            25                   0.869
          32592911      77505269            25                   0.903
          32592929      77505678            25                   0.620
          32592937      77508318            35                   0.971
          32592945      77508366            35                   1.691
          32592953      77508422            12                   0.287
          32592961      77514815            35                   0.709
          32592970      77514871            35                   0.900
          32592988      77517239            35                   0.971
          32592996      77517311            25                   0.653
          32593003      77517351            12                   0.289
          32593011      77517359            25                   0.566
          32593020      77517391            25                   0.582
          32593038      77517423            30                   0.659
          32593046      77517455            25                   0.494
          32593054      77523080            25                   0.844
          32593062      77547787            12                   0.292
          32593071      77547883            25                   0.588
          32593089      77548595            12                   0.158
          32593097      77548795            25                   0.955
          32593101      77564341            35                   0.899
          32593119      77578911            30                   1.082
          32593127      77578935            25                   0.831
          32593135      77581191            12                   0.290
          32593143      77606058            35                   1.778
          32593151      77606074            25                   0.725
          32593160      77606082            12                   0.283
          32593178      77606098            35                   1.949
          32593186      77640182            35                   0.830
          32593194      78511617            25                   0.713
          32593208      78511697            30                   0.529
          32593216      78512049            30                   0.604
          32593224      78512241            35                   0.750
          32593232      78512745            35                   2.217
          32593241      78514116            30                   1.145
          32593259      79315066            35                   1.598
          32593267      79520002            30                   1.416
          32593275      79520466            35                   2.644
          32593283      79921850            30                   0.514
          32593291      79922146            12                   0.345
          32593305      79922954            25                   0.531
          32593313      81739177            12                   0.348
          32593321      81758721            25                   0.785
          32593330      81760361            12                   0.302
          32593348      81760521            12                   0.263
          32593356      81775234            25                   0.825
          32593364      81776130            35                   1.365
          32593372      81776138            35                   0.670
          32593381      81790879            30                   1.335

          32593399      81808150            35                   2.067
          32593402      81815047            25                   0.653
          32593411      81830969            25                   0.589
          32593429      81832241            30                   0.838
          32593437      81868518            30                   1.173
          32593445      81903942            25                   0.767
          32593453      81909160            35                   1.910
          32593461      81910259            12                   0.340
          32593470      81919965            35                   0.912
          32593488      81921205            25                   0.483
          32593496      81959442            25                   0.776
          32593500      81981797            12                   0.266
          32593518      81994938            25                   0.624
          32593526      81996714            25                   0.573
          32593534      81996794            35                   1.096
          32593542      81999544            35                   1.306
          32593551      81999656            35                   1.990
          32593569      81999896            30                   0.657
          32593577      82000656            25                   0.490
          32593585      82002619            12                   0.282
          32593593      82004347            35                   1.720
          32593607      82039915            25                   0.644
          32593615      82040251            12                   0.265
          32593623      82040451            12                   0.295
          32593631      82040515            25                   0.788
          32593640      82058178            25                   0.766
          32593658      82063309            30                   1.485
          32593666      82064961            25                   0.539
          32593674      82080775            35                   0.674
          32593682      82081319            35                   2.079
          32593691      82082231            25                   0.514
          32593704      82101291            25                   0.713
          32593712      82105862            30                   0.647
          32593721      82113693            35                   1.677
          32593739      82114936            25                   0.749
          32593747      82136798            35                   1.300
          32593755      82140825            35                   1.937
          32593763      82141049            30                   0.676
          32593771      82141697            30                   0.965
          32593780      82141937            35                   0.854
          32593798      82142009            35                   1.626
          32593801      82155360            35                   0.643
          32593810      82155696            25                   0.831
          32593828      82155968            30                   1.246
          32593836      82163454            25                   0.845
          32593844      82163742            25                   0.602
          32593852      82163806            12                   0.275
          32593861      82164422            25                   0.726
          32593879      82166199            25                   0.642
          32593887      82166319            25                   0.577
          32593895      82167007            25                   0.588
          32593909      82200994            35                   1.386
          32593917      82201042            35                   0.764
          32593925      82202747            30                   1.617

          32593933      82202907            35                   0.975
          32593941      82228328            25                   0.836
          32593950      82228848            30                   1.629
          32593968      82229272            12                   0.261
          32593976      82229728            35                   0.574
          32593984      82303004            35                   1.406
          32593992      82306244            25                   1.042
          32594000      82331677            25                   0.570
          32594018      82343169            30                   0.584
          32594026      82344441            30                   1.375
          32594034      82354865            30                   1.212
          32594042      82362205            35                   2.202
          32594051      82373586            25                   0.783
          32594069      82374666            25                   0.590
          32594077      82374786            25                   0.642
          32594085      82375090            12                   0.331
          32594093      82376267            25                   0.849
          32594107      82428713            12                   0.267
          32594115      82515850            35                   1.946
          32594123      82516330            30                   1.115
          32594131      82574696            30                   0.763
          32594140      82575024            25                   0.419
          32594158      82575112            25                   0.510
          32594166      82575440            35                   0.950
          32594174      82577428            25                   0.870
          32594182      82577780            35                   1.581
          32594191      82587433            12                   0.260
          32594204      82587505            30                   0.998
          32594212      82587705            35                   1.648
          32594221      82587953            30                   1.062
          32594239      82613589            25                   0.542
          32594247      82993161            30                   1.004
          32594255      82994826            35                   0.690
          32594263      82994962            30                   1.275
          32594271      82995298            25                   0.541
          32594280      83003109            12                   0.300
          32594298      83003117            12                   0.267
          32594301      83003709            25                   0.633
          32594310      83004581            25                   0.813
          32594328      83004733            25                   0.282
          32594336      83064847            12                   0.313
          32594344      83066103            25                   0.922
          32594352      83066727            25                   0.576
          32594361      83156823            30                   0.649
          32594379      83157527            35                   2.244
          32594387      83159958            25                   0.719
          32594395      83160286            25                   0.349
          32594409      83161526            30                   1.360
          32594417      83189962            35                   1.136
          32594425      83249998            25                   0.606
          32594433      83308459            35                   2.045
          32594441      83401211            35                   2.112
          32594450      83401283            25                   0.712